EXHIBIT 99

Term Sheets

CMBS New Issue Term Sheet

$721,257,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2003-C5
Offered Classes A-1, A-2, B and C
Certificates

Wachovia Bank, National Association,
Citigroup Global Markets Realty Corp.,
Nomura Credit & Capital, Inc. and
Artesia Mortgage Capital Corporation

Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Lennar Partners, Inc.

Special Servicer

June 2003

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

TABLE OF CONTENTS

Transaction Structure	3
Structure Overview	3
Structure Schematic	4
Transaction Terms	5

Mortgage Pool Characteristics as of the Cut-Off Date	9
General Characteristics	9
Property Type	10
Property Location	11
Cut-Off Date Balance of Mortgage Loans	12
Mortgage Rate	13
Underwritten Debt Service Coverage Ratio	14
Cut-Off Date Loan-to-Value Ratio	15
Maturity Date or ARD Loan-to-Value Ratio	15
Original Term to Maturity or ARD	16
Remaining Term to Maturity or ARD	16
Seasoning	17
Original Amortization Term	18
Remaining Stated Amortization Term	18
Prepayment Provisions Summary	19
Prepayment Provision Based on Outstanding Principal Balance	19

Twenty Largest Mortgage Loans	21
Lloyd Center	22
One South Broad Street	25
673 First Avenue	28
Hamilton House Apartments	31
Irongate Apartments	33
Columbiana Station Shopping Center	35
16 West 61st Street	38
Arrowhead Highlands Apartments	41
AmCap-Union & Alameda	43
Plaza Gardens South Apartments	46
2175 K Street, N.W.	48
90 & 110 South Bedford Road	49
Maryland Corporate Center	50
Village on the Hill	51
Anthem Village	52
Riviera Plaza	53
Georgetown Plaza	54
College Grove Shopping Center	55
Shoppes of Parkland	56
Lowell Street	57

Additional Mortgage Loan Information	58

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	Aaa	$226,000,000	18.819%	19.500%	5.70	08/03-02/12	02/15/2012	Fixed

A-2	AAA	Aaa	$439,715,000	36.615%	19.500%	9.61	02/12-05/13	05/15/2013	Fixed

B	AA	Aa2	$40,531,000	3.375%	16.125%	9.92	05/13-06/13	06/15/2013	Fixed

C	AA-	Aa3	$15,011,000	1.250%	14.875%	9.94	06/13-06/13	06/15/2013	Fixed

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1A(3)	(3)	(3)	$301,015,000		25.066%	19.500%	(3)	(3)	(3)	Fixed

D(3)	(3)	(3)	$31,524,000		2.625%	12.250%	(3)	(3)	(3)	Fixed

E(3)	(3)	(3)	$10,508,000		0.875%	11.375%	(3)	(3)	(3)	Fixed

F(3)	(3)	(3)	$16,513,000		1.375%	10.000%	(3)	(3)	(3)	Fixed(4)

G(3)	(3)	(3)	$19,514,000		1.625%	8.375%	(3)	(3)	(3)	Fixed(4)

H(3)	(3)	(3)	$18,014,000		1.500%	6.875%	(3)	(3)	(3)	Fixed(4)

J(3)	(3)	(3)	$24,018,000		2.000%	4.875%	(3)	(3)	(3)	Fixed

K(3)	(3)	(3)	$10,508,000		0.875%	4.000%	(3)	(3)	(3)	Fixed

L(3)	(3)	(3)	$7,506,000		0.625%	3.375%	(3)	(3)	(3)	Fixed

M(3)	(3)	(3)	$6,004,000		0.500%	2.875%	(3)	(3)	(3)	Fixed

N(3)	(3)	(3)	$6,005,000		0.500%	2.375%	(3)	(3)	(3)	Fixed

O(3)	(3)	(3)	$4,503,000		0.375%	2.000%	(3)	(3)	(3)	Fixed

P(3)	(3)	(3)	$24,018,915		2.000%	0.000%	(3)	(3)	(3)	Fixed

X-C(3)	(3)	(3)	$1,200,907,915	(5)	N/A	N/A	N/A	N/A	(3)	Variable

X-P(3)	(3)	(3)	$1,154,960,000	(5)	N/A	N/A	N/A	N/A	(3)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the preliminary prospectus supplement.

(3)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4)	The Pass-Through Rate applicable to the Class F, Class G and Class H Certificates for any Distribution Date will be subject to a maximum rate equal to the applicable Weighted Average Net Mortgage Rate for such date.

(5)	The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to each component of the Class X Certificates for each distribution date will equal the rate specified in the preliminary prospectus supplement.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Structure Schematic

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED JUNE 2003.

Issue Type	Sequential pay REMIC. Class A-1, A-2, B and C Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, July 11, 2003 (or in the case of 22 Mortgage Loans, July 1, 2003 and in the case of 3 Mortgage Loans, July 15, 2003). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 152 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $1,200,907,915 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 154 properties (the “Mortgaged Properties”) located throughout 31 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups (“Loan Group 1” and “Loan Group 2” and, collectively, the “Loan Groups”). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and/or mobile home park properties, (ii) 4 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and (iii) 2 Mortgage Loans that are secured by Mortgaged Properties that are mobile home properties. Loan Group 1 is expected to consist of 107 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $899,892,348 (the “Cut-Off Date Group 1 Balance”). Loan Group 2 will consist of 38 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and 7 Mortgage Loans that are secured by Mortgaged Properties that are mobile home park properties. Loan Group 2 is expected to consist of 45 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $301,015,567 (the “Cut-Off Date Group 2 Balance” and collectively with the Cut-Off Date Group 1 Balance, the “Cut-Off Date Group Balances”).

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	56.0% of the Cut-Off Date Pool Balance

	Citigroup Global Markets Realty Corp.	16.9% of the Cut-Off Date Pool Balance

	Nomura Credit & Capital, Inc.	14.8% of the Cut-Off Date Pool Balance

	Artesia Mortgage Capital Corporation	12.4% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., and Lehman Brothers, Inc.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Transaction Terms

Special Servicer	Lennar Partners, Inc.

Rating Agencies	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about July 8, 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 15th day of each month, or if such 15th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in August 2003.

Determination Date	For any Distribution Date, the fourth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-1A, Class X-C and Class X-P ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1 and Class A-2 certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-2 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero but any two of Class A-1, Class A-2 and/or Class A-1A Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2 and Class A-1A Certificates will be made on a pro rata basis.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2 and Class A-1A Certificates.

Prepayment Premiums and Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class A-1A, Class D, Class E, Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Transaction Terms

Maintenance Charges (in the case of the Class A-1, Class A-2 and Class A-1A Certificates, to the extent related to the particular Loan Group) equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the applicable Principal Distribution Amount for such Distribution Date.
The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class X-C Certificates (not offered hereby).

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

The Trust may also be terminated under certain circumstances when the Offered Certificates have been paid in full upon the consent of all of the holders of the then outstanding certificates.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Transaction Terms

Certificate Balance provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Contact	Wachovia Securities, LLC William J. Cohane (704) 374-6161 (Phone) (704) 383-7639 (Fax) Scott Fuller (704) 715-1235 (Phone) (704) 715-1214 (Fax) Bob Ricci (704) 715-1235 (Phone) (704) 715-1214 (Fax)	Citigroup Global
Markets Inc.

Paul Vanderslice
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)

Angela Vleck
(212) 816-8087 (Phone)
(212) 816-8307 (Fax)

Joseph Siragusa
(212) 816-7973 (Phone)
(212) 816-8307 (Fax)	Nomura Securities
International, Inc.

Mark Brown
(212) 667-9087 (Phone)
(646) 587-9087 (Fax)

Bruce Viergever
(212) 667-9151 (Phone)
(646) 587-9151 (Fax)

Kurt Kaline
(212) 667-2485 (Phone)
(212) 667-9680 (Fax)	Lehman Brothers Inc. Robert Caldwell (212) 526-9519 (Phone) (646) 758-4611 (Fax) David Nass (212) 526-8829 (Phone) (646) 758-5376 (Fax) Justin E. Driscoll (212) 526-1793 (Phone) (646) 758-3105 (Fax)

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

GENERAL CHARACTERISTICS

	All Mortgage
	Loans		Loan Group 1		Loan Group 2

Number of Mortgage Loans	152		107		45
Number of Crossed Loan Pools(1)	6		1		3
Number of Mortgaged Properties	154		109		45
Aggregate Balance of all Mortgage Loans	$1,200,907,915		$899,892,348		$301,015,568

Number of Mortgage Loans with Balloon Payments(2)	122		80		42
Aggregate Balance of Mortgage Loans with Balloon Payments (2)	$874,644,199		$587,416,966		$287,227,233

Number of Mortgage Loans with Anticipated Repayment Date	20		19		1
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date	$276,794,838		$269,560,280		$7,234,558

Number of Fully Amortizing Mortgage Loans	9		7		2
Aggregate Balance of Fully Amortizing Mortgage Loans	$23,568,878		$17,015,102		$6,553,776

Number of Non-Amortizing Mortgage Loans	1		1		0
Aggregate Balance of Non-Amortizing Mortgage Loans	$25,900,000		$25,900,000		$0

Minimum Balance of Mortgage Loans	$505,564		$505,564		$1,391,141
Maximum Balance of Mortgage Loans	$69,922,221		$69,922,221		$28,902,057
Average Balance of Mortgage Loans	$7,900,710		$8,410,209		$6,689,235

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$13,484,224		$7,574,904		$13,484,224

Weighted Average LTV ratio	72.7%		72.1%		74.6%
Minimum LTV ratio	38.0%		38.0%		46.9%
Maximum LTV ratio	86.7%		86.7%		82.4%

Weighted Average DSCR	1.49	x	1.52	x	1.43	x
Minimum DSCR	1.03	x	1.03	x	1.13	x
Maximum DSCR	3.42	x	3.42	x	2.48	x

Weighted Average LTV at Maturity or Anticipated Repayment Date			60.0%		61.3

Weighted Average Mortgage Loan interest rate	5.629%		5.688%		5.452%
Minimum Mortgage Loan interest rate	4.040%		4.040%		4.950%
Maximum Mortgage Loan interest rate	9.310%		7.350%		9.310%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)	115		114		116
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	55		55		58
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	278		251		278

(1)	Two (2) Crossed Loan Pools consist of Mortgage Loans in both Loan Group 1 and Loan Group 2.

(2)	Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loan that is interest-only for its entire term.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPE

			% of	% of	% of
		Aggregate	Cut-Off	Cut-Off	Cut-Off				Average	Min/Max	Weighted
	Number of	Cut-Off	Date	Date	Date	Weighted		Min/Max	Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Group 1	Group 2	Average		DSCR	Date	Date	Mortgage
Property Type	Properties	Balance	Balance	Balance	Balance	DSCR		Weighted	LTV Ratio	LTV Ratio	Rate

Retail	59	$405,707,726	33.8%	45.1%	0.0%	1.60	x	1.03x/3.42x	71.3%	38.0%/86.7%	5.615%

Retail – Anchored	35	336,194,388	28.0	37.4	0.0	1.62	x	1.03x/3.42x	71.9%	54.6%/86.7%	5.539%

Retail – Unanchored	15	34,821,549	2.9	3.9	0.0	1.43	x	1.21x/1.71x	68.0%	38.0%/75.0%	6.047%

Retail – Shadow Anchored(1)(2)	9	34,691,789	2.9	3.9	0.0	1.56	x	1.32x/1.78x	69.7%	57.6%/75.0%	5.914%

Office	28	336,885,694	28.1	37.4	0.0	1.45	x	1.22x/1.82x	72.7%	58.3%/79.9%	5.748%

Multifamily	42	329,039,814	27.4	5.7	92.2	1.41	x	1.13x/2.48x	74.8%	46.9%/82.4%	5.478%

Industrial	6	39,738,506	3.3	4.4	0.0	1.41	x	1.33x/1.48x	73.3%	69.1%/78.0%	5.986%

Mobile Home Park	9	27,800,387	2.3	0.5	7.8	1.58	x	1.40x/1.96x	70.5%	48.4%/79.8%	5.451%

Mixed Use	3	25,902,744	2.2	2.9	0.0	1.40	x	1.36x/1.49x	75.9%	74.5%/79.9%	5.559%

Self Storage	6	25,498,610	2.1	2.8	0.0	1.49	x	1.31x/1.76x	71.6%	67.1%/74.6%	5.886%

Hospitality	1	10,334,434	0.9	1.1	0.0	1.77	x	1.77x/1.77x	62.2%	62.2%/62.2%	5.730%

	154	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	1.03x/3.42x	72.7%	38.0%/86.7%	5.629%

(1)	A Mortgaged Property is classified as shadow anchored if its is located in close proximity to an anchored retail property.

(2)	Includes the Mortgaged Property securing 1 Mortgage Loan, representing 0.1% of the Cut-Off Date Balance (0.2% of the Group 1 Cut-Off Date Balance), which is a vacant pad leased to Bank of America, which may develop it as a bank branch.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 42.5% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

				% of	% of		Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
States	Properties	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

CA	21	$165,370,364	13.8%	15.2%	9.6%	1.39x	74.4%	5.619%

Southern(1)	12	101,915,236	8.5	9.7	5.0	1.43x	74.6%	5.519%

Northern(1)	9	63,455,128	5.3	5.5	4.6	1.33x	73.9%	5.779%

FL	22	126,091,191	10.5	8.9	15.4	1.45x	71.8%	5.585%

NY	9	109,828,105	9.1	11.2	3.1	1.57x	67.3%	5.839%

OR	3	93,268,994	7.8	10.4	0.0	1.73x	66.4%	5.487%

TX	16	69,788,469	5.8	3.6	12.3	1.46x	74.3%	5.753%

DC	4	65,622,490	5.5	3.9	10.3	1.38x	74.7%	5.537%

PA	4	60,892,175	5.1	6.0	2.4	1.32x	77.4%	5.941%

Other	75	510,046,127	42.5	41.0 (2)	40.5 (3)	1.52x	73.8%	5.580%

	154	$1,200,907,915	100.0%	100.0%	100.0%	1.49x	72.7%	5.629%

(1)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernadino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(2)	Includes 6.4% in CO.

(3)	Includes 14.0% in AZ, 6.5% in DE, 6.9% in KS and 6.7% in NC.

-	The Mortgaged Properties are located throughout 31 states including the District of Columbia.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

				% of	% of		Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

less than or = 2,000,000	27	$41,725,226	3.5%	3.0%	4.9%	1.48x	67.7%	6.020%

2,000,001 – 3,000,000	15	36,686,621	3.1	2.9	3.6	1.54x	68.6%	5.977%

3,000,001 – 4,000,000	20	70,535,014	5.9	5.1	8.2	1.45x	70.2%	5.793%

4,000,001 – 5,000,000	13	58,781,765	4.9	4.9	4.8	1.35x	74.7%	5.797%

5,000,001 – 6,000,000	9	49,985,246	4.2	3.7	5.5	1.57x	71.8%	5.692%

6,000,001 – 7,000,000	14	91,424,416	7.6	6.5	10.8	1.48x	74.7%	5.683%

7,000,001 – 8,000,000	9	65,756,475	5.5	4.1	9.5	1.46x	73.7%	5.572%

8,000,001 – 9,000,000	4	33,943,474	2.8	2.8	2.9	1.52x	75.0%	5.306%

9,000,001 – 10,000,000	3	29,229,574	2.4	2.2	3.1	1.45x	77.8%	5.582%

10,000,001 – 15,000,000	17	217,313,187	18.1	16.7	22.2	1.42x	75.2%	5.524%

15,000,001 – 20,000,000	11	183,354,167	15.3	20.4	0.0	1.38x	75.6%	5.743%

20,000,001 – 25,000,000	4	90,529,293	7.5	5.1	14.9	1.43x	73.1%	5.653%

25,000,001 – 30,000,000	3	81,802,057	6.8	5.9	9.6	1.97x	70.1%	5.013%

30,000,001 – 35,000,000	1	35,000,000	2.9	3.9	0.0	1.60x	58.3%	5.670%

40,000,001 – 45,000,000	1	44,919,182	3.7	5.0	0.0	1.22x	79.2%	6.080%

65,000,001 – 70,000,000	1	69,922,221	5.8	7.8	0.0	1.83x	63.5%	5.420%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49x	72.7%	5.629%

 - The average Cut-Off Date Balance is $7,900,710.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

				% of	% of		Weighted	Weighted
Range of	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Mortgage	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Rates	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

4.040% – 5.249%	15	$153,137,490	12.8%	8.0%	26.9%	1.80x	69.4%	4.945%

5.250% – 5.499%	28	280,724,339	23.4	17.4	41.3	1.54x	71.3%	5.413%

5.500% – 5.749%	42	365,084,168	30.4	31.1	28.4	1.44x	74.2%	5.617%

5.750% – 5.999%	38	246,802,455	20.6	27.3	0.5	1.43x	73.0%	5.854%

6.000% – 6.249%	15	98,277,389	8.2	10.6	1.0	1.33x	76.7%	6.086%

6.250% – 6.499%	5	28,649,353	2.4	3.2	0.0	1.44x	68.9%	6.347%

6.500% – 6.749%	1	6,474,997	0.5	0.7	0.0	1.42x	73.6%	6.500%

6.750% – 6.999%	3	7,373,351	0.6	0.8	0.0	1.14x	80.9%	6.883%

7.000% – 7.249%	1	5,432,597	0.5	0.6	0.0	1.44x	73.9%	7.150%

7.250% – 7.499%	1	3,109,158	0.3	0.3	0.0	1.03x	86.1%	7.350%

8.500% – 8.749%	2	2,998,209	0.2	0.0	1.0	1.39x	57.1%	8.625%

9.250% – 9.499%	1	2,844,409	0.2	0.0	0.9	1.16x	74.7%	9.310%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49x	72.7%	5.629%

- The weighted average Mortgage Rate is 5.629%.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

				% of	% of			Weighted	Weighted
Range	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
of	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
DSCRs	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

1.00x – 1.04x	3	$8,839,562	0.7%	1.0%	0.0%	1.03	x	85.0%	7.054%

1.05x – 1.09x	1	6,539,661	0.5	0.7	0.0	1.09	x	77.9%	5.570%

1.10x – 1.14x	1	1,391,141	0.1	0.0	0.5	1.13	x	68.9%	8.625%

1.15x – 1.19x	4	16,425,330	1.4	0.8	3.1	1.17	x	71.6%	6.181%

1.20x – 1.24x	6	79,432,171	6.6	8.8	0.0	1.22	x	77.7%	5.963%

1.25x – 1.29x	9	81,321,362	6.8	5.0	12.0	1.27	x	74.8%	5.575%

1.30x – 1.34x	10	80,208,672	6.7	6.7	6.6	1.32	x	74.3%	5.703%

1.35x – 1.39x	24	230,910,621	19.2	15.9	29.2	1.37	x	76.5%	5.560%

1.40x – 1.44x	20	142,295,386	11.8	11.3	13.6	1.41	x	75.8%	5.776%

1.45x – 1.49x	24	197,705,028	16.5	18.0	12.0	1.47	x	74.5%	5.640%

1.50x – 1.54x	14	72,648,947	6.0	5.1	8.8	1.52	x	75.1%	5.531%

1.55x – 1.59x	10	34,607,803	2.9	2.6	3.8	1.56	x	70.3%	5.664%

1.60x – 1.64x	8	62,321,444	5.2	5.6	4.0	1.61	x	62.7%	5.667%

1.65x – 1.69x	4	42,246,024	3.5	3.8	2.8	1.69	x	66.3%	5.668%

1.70x – 1.74x	2	5,494,114	0.5	0.6	0.0	1.70	x	70.6%	5.620%

1.75x – 1.79x	4	21,702,183	1.8	2.4	0.0	1.77	x	60.6%	5.799%

1.80x – 1.84x	2	71,541,512	6.0	8.0	0.0	1.83	x	63.5%	5.436%

1.85x – 1.89x	2	8,830,794	0.7	0.0	2.9	1.88	x	65.7%	5.298%

1.95x – 1.99x	1	2,572,068	0.2	0.3	0.0	1.96	x	66.6%	5.290%

2.15x – 2.19x	1	5,986,529	0.5	0.7	0.0	2.19	x	56.5%	5.050%

2.30x – 3.79x	2	27,887,563	2.3	2.9	0.7	3.35	x	54.1%	4.126%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

 - The weighted average Debt Service Coverage Ratio is 1.49x

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO

			% of	% of	% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Range of Cut-Off	Mortgage	Cut-Off Date	Pool	Group 1	Group 2	Average		Cut-Off Date	Mortgage
Date LTV Ratios	Loans	Balance	Balance	Balance	Balance	DSCR		LTV Ratio	Rate

35.01% – 40.00%	1	$505,564	0.0%	0.1%	0.0%	1.22	x	38.0%	5.910%

40.01% – 50.00%	3	5,190,867	0.4	0.0	1.7	2.02	x	47.5%	6.307%

50.01% – 55.00%	3	29,332,927	2.4	2.9	0.9	3.18	x	54.5%	4.224%

55.01% – 60.00%	11	68,261,536	5.7	6.8	2.5	1.62	x	57.8%	5.655%

60.01% – 65.00%	7	114,307,387	9.5	12.4	0.9	1.77	x	63.2%	5.592%

65.01% – 70.00%	25	136,313,315	11.4	11.8	10.1	1.50	x	68.5%	5.639%

70.01% – 75.00%	44	264,503,475	22.0	22.4	20.8	1.43	x	73.4%	5.737%

75.01% – 80.00%	55	568,331,893	47.3	42.9	60.7	1.37	x	78.1%	5.631%

80.01% – 86.70%	3	14,160,951	1.2	0.8	2.3	1.24	x	84.4%	6.213%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

- The weighted average Cut-Off Date LTV Ratio is 72.7%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

Range of Maturity Date			% of	% of	% of			Weighted	Weighted
or ARD	Number of	Aggregate	Cut-Off Date	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Loan-to-Value	Mortgage	Cut-Off Date	Pool	Group 1	Group 2	Average		Cut-Off Date	Mortgage
Ratios(1)	Loans	Balance	Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0.00% – 5.00%	8	$18,578,878	1.5%	1.9%	0.5%	1.20	x	0.4%	6.239%

5.01% – 10.00%	3	4,102,845	0.3	0.5	0.0	1.24	x	7.4%	5.910%

15.01% – 20.00%	1	4,990,000	0.4	0.0	1.7	1.18	x	17.8%	5.470%

20.01% – 30.00%	1	2,844,409	0.2	0.0	0.9	1.16	x	25.6%	9.310%

30.01% – 40.00%	6	14,519,731	1.2	0.3	3.8	1.63	x	35.3%	6.133%

40.01% – 50.00%	11	76,334,580	6.4	7.9	1.8	1.65	x	47.7%	5.737%

50.01% – 55.00%	10	147,512,090	12.3	14.9	4.4	2.02	x	53.4%	5.306%

55.01% – 60.00%	22	106,792,862	8.9	10.1	5.4	1.54	x	58.4%	5.757%

60.01% – 65.00%	43	312,852,454	26.1	22.1	37.9	1.41	x	62.5%	5.568%

65.01% – 70.00%	43	480,160,635	40.0	41.1	36.5	1.37	x		5.675%

70.01% – 75.00%	4	32,219,431	2.7	1.2	7.1	1.42	x	71.4%	5.399%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x		5.629%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

-	The weighted average Maturity Date or ARD LTV Ratio is 60.4%.

*	For purposes of determining the loan-to-value ratios with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

Range of Original				% of	% of			Weighted	Weighted
Terms	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
to Maturity	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
(months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 60	4	$23,537,609	2.0%	2.0%	1.7%	1.48	x	74.1%	5.520%

61 – 84	8	92,564,639	7.7	7.4	8.5	1.99	x	68.1%	4.859%

85 – 108	7	98,739,228	8.2	8.8	6.4	1.43	x	74.4%	5.572%

109 – 120	122	954,659,990	79.5	79.6	79.3	1.46	x	73.0%	5.675%

169 – 180	2	3,170,844	0.3	0.0	1.1	1.39	x	57.3%	7.084%

193 – 204	1	4,990,000	0.4	0.0	1.7	1.18	x	67.8%	5.470%

205 – 216	1	1,391,141	0.1	0.0	0.5	1.13	x	68.9%	8.625%

229 – 240	5	14,935,326	1.2	1.7	0.0	1.21	x	72.6%	6.389%

289 – 300	1	4,074,729	0.3	0.5	0.0	1.04	x	86.7%	6.910%

301 – 312	1	2,844,409	0.2	0.0	0.9	1.16	x	74.7%	9.310%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average original term to maturity or ARD is 118 months.

REMAINING TERM TO MATURITY OR ARD

Range of Remaining				% of	% of			Weighted	Weighted
Terms	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
to Maturity	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
(months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 60	4	$23,537,609	2.0%	2.0%	1.7%	1.48	x	74.1%	5.520%

61 – 84	8	92,564,639	7.7	7.4	8.5	1.99	x	68.1%	4.859%

85 – 108	8	104,171,825	8.7	9.4	6.4	1.43	x	74.4%	5.654%

109 – 120	121	949,227,393	79.0	79.0	79.3	1.46	x	73.0%	5.667%

121 – 168	1	1,607,068	0.1	0.0	0.5	1.61	x	46.9%	8.625%

169 – 180	1	1,563,776	0.1	0.0	0.5	1.17	x	68.0%	5.500%

181 – 192	2	4,764,833	0.4	0.5	0.0	1.03	x	83.6%	7.176%

193 – 204	2	6,381,141	0.5	0.0	2.1	1.17	x	68.0%	6.158%

229 – 240	3	10,170,493	0.8	1.1	0.0	1.30	x	67.5%	6.020%

241 – 252	1	4,074,729	0.3	0.5	0.0	1.04	x	86.7%	6.910%

277 – 288	1	2,844,409	0.2	0.0	0.9	1.16	x	74.7%	9.310%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

 - The weighted average remaining term to maturity or ARD is 115 months.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-Off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

				% of	% of			Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Seasoning	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
(months)	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

0 – 12	145	$1,180,793,138	98.3%	98.4%	98.1%	1.50	x	72.7%	5.594%

13 – 24	3	8,430,806	0.7	0.6	1.0	1.42	x	67.9%	7.675%

25 – 36	1	2,844,409	0.2	0.0	0.9	1.16	x	74.7%	9.310%

37 – 48	2	5,730,404	0.5	0.6	0.0	1.04	x	84.4%	6.893%

49 ≥	1	3,109,158	0.3	0.3	0.0	1.03	x	86.1%	7.350%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

 - The weighted average seasoning is 3 months.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

				% of	% of		Weighted	Weighted
Range of Original	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Amortization	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

85 – 120	2	$1,114,204	0.1%	0.1%	0.0%	1.22x	45.9%	5.910%

121 – 132	3	4,102,845	0.3	0.5	0.0	1.24x	56.6%	5.910%

145 – 180	1	1,563,776	0.1	0.0	0.5	1.17x	68.0%	5.500%

193 – 228	1	4,990,000	0.4	0.0	1.7	1.18x	67.8%	5.470%

229 – 264	10	27,153,669	2.3	2.1	2.6	1.41x	65.8%	5.920%

265 – 300	19	109,448,807	9.1	10.5	4.9	1.51x	67.7%	5.852%

301 – 348	2	23,120,000	1.9	2.6	0.0	1.46x	77.0%	5.698%

349 – 360	113	1,003,514,615	83.6	81.3	90.3	1.45x	74.0%	5.635%

Non-Amortizing	1	25,900,000	2.2	2.9	0.0	3.42x	54.6%	4.040%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49x	72.7%	5.629%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest were paid on the basis of a 30-day month and a 360 day year. The actual amortization term would be longer.

- The weighted average original amortization term (excluding the Non-Amortizing Mortgage Loan) is 349 months.

REMAINING STATED AMORTIZATION TERM

Range of Remaining				% of	% of		Weighted	Weighted
Stated	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted	Average	Average
Amortization Terms	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average	Cut-Off Date	Mortgage
(months)(1)	Loans	Balance	Pool Balance	Balance	Balance	DSCR	LTV Ratio	Rate

85 – 120	2	$1,114,204	0.1%	0.1%	0.0%	1.22x	45.9%	5.910%

121 – 132	3	4,102,845	0.3	0.5	0.0	1.24x	56.6%	5.910%

145 – 180	1	1,563,776	0.1	0.0	0.5	1.17x	68.0%	5.500%

181 – 192	1	1,655,676	0.1	0.2	0.0	1.03x	78.8%	6.850%

193 – 228	1	4,990,000	0.4	0.0	1.7	1.18x	67.8%	5.470%

229 – 264	11	32,681,880	2.7	2.8	2.6	1.34x	69.7%	6.133%

265 – 300	17	102,264,920	8.5	9.7	4.9	1.54x	66.4%	5.764%

301 – 348	6	34,395,215	2.9	3.2	1.9	1.43x	74.6%	6.481%

349 – 360	109	992,239,400	82.6	80.7	88.3	1.45x	74.0%	5.607%

Non-Amortizing	1	25,900,000	2.2	2.9	0.0	3.42x	54.6%	4.040%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49x	72.7%	5.629%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest were paid on the basis of a 30-day month and a 360 day year. The actual amortization term would be longer.

 - The weighted average remaining amortization term (excluding the Non-Amortizing Mortgage Loan) is 347 months.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Nomura Securities International, Inc., or Lehman Brothers, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date*

PREPAYMENT PROVISIONS SUMMARY

				% of	% of			Weighted	Weighted
	Number of	Aggregate	% of	Cut-Off Date	Cut-Off Date	Weighted		Average	Average
Prepayment	Mortgage	Cut-Off Date	Cut-Off Date	Group 1	Group 2	Average		Cut-Off Date	Mortgage
Provisions	Loans	Balance	Pool Balance	Balance	Balance	DSCR		LTV Ratio	Rate

Lockout/Defeasance	139	$1,072,697,391	89.3%	94.1%	75.0%	1.46	x	73.0%	5.654%

Lockout/Yield Maintenance	8	79,917,906	6.7	3.9	15.0	2.03	x	69.6%	5.018%

Lockout/ Defeasance or Yield Maintenance	2	42,450,000	3.5	2.0	8.0	1.27	x	73.4%	5.669%

Yield Maintenance/ Prepayment Premium	1	1,607,068	0.1	0.0	0.5	1.61	x	46.9%	8.625%

Lockout/ Prepayment Premium	1	1,391,141	0.1	0.0	0.5	1.13	x	68.9%	8.625%

Lockout/ Yield Maintenance or Prepayment Premium	1	2,844,409	0.2	0.0	0.9	1.16	x	74.7%	9.310%

	152	$1,200,907,915	100.0%	100.0%	100.0%	1.49	x	72.7%	5.629%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)(4)

Prepayment
Analysis
Date	Jul-03	Jul-04	Jul-05	Jul-06	Jul-07	Jul-08	Jul-09	Jul-10	Jul-11	Jul-12	Jul-13

% Lockout	99.61%	99.61%	42.73%	23.20%	1.07%	0.37%	0.37%	0.40%	0.14%	0.15%	5.61%
% Defeasance	0.26	0.26	54.93	69.73	89.18	88.92	88.79	87.15	86.95	85.72	59.43
% YM	0.13	0.13	2.34	7.07	9.75	10.71	10.84	9.08	9.49	10.38	34.96
% Prepayment Premium	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

% Open	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3.37	3.43	3.75	0.00

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$1,200.91	$1,187.30	$1,172.08	$1,154.91	$1,136.12	$1,094.44	$1,065.54	$966.34	$930.86	$830.87	$21.58
Percent of Initial Balance	100.00%	98.87%	97.60%	96.17%	94.61%	91.13%	88.73%	80.47%	77.51%	69.19%	1.80%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after July 2013, the outstanding loan balances represent less than 1.8% of the Cut-Off Date Pool Balance.

(4)	Assumed yield maintenance for 2 loans, which have the option to defease or pay yield maintenance.

*	For purposes of determining the loan-to-value ratio with respect to 1 Mortgage Loan representing 1.2% of the Cut-Off Date Balance (1.6% of the Group 1 Cut-Off Date Balance), such ratio was reduced by taking into account amounts available under a letter of credit and in a cash reserve that will be released upon the achievement of a specified rental income increase at the related mortgaged property. One Mortgage Loan, representing 5.8% of the Cut-Off Date Balance (7.8% of the Group 1 Cut-off Date Balance), is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Mortgage Pool Characteristics as of the Cut-Off Date

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)(4)

GROUP 1
Date	Jul-03	Jul-04	Jul-05	Jul-06	Jul-07	Jul-08	Jul-09	Jul-10	Jul-11	Jul-12	Jul-13

% Lockout	99.65%	99.66%	40.29%	26.22%	0.77%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.35	0.34	56.76	68.69	93.92	93.74	93.63	92.16	92.01	91.23	70.51
% YM	0.00	0.00	2.95	5.09	5.31	6.26	6.37	3.35	3.41	3.73	29.49
% Prepayment Premium	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

% Open	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4.48	4.58	5.03	0.00

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$899.89	$889.97	$878.82	$866.22	$852.43	$820.76	$797.34	$726.93	$697.08	$619.51	$12.33
Percent of Initial Balance	100.00%	98.90%	97.66%	96.26%	94.73%	91.21%	88.60%	80.78%	77.46%	68.84%	1.37%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after July 2013, the outstanding loan balances represent less than 1.4% of the Cut-Off Date Pool Balance.

(4)	Assumed yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)(4)

GROUP 2
Date	Jul-03	Jul-04	Jul-05	Jul-06	Jul-07	Jul-08	Jul-09	Jul-10	Jul-11	Jul-12	Jul-13

% Lockout	99.47%	99.46%	50.02%	14.14%	2.00%	1.47%	1.48%	1.63%	0.54%	0.58%	13.08%
% Defeasance	0.00	0.00	49.44	72.86	74.94	74.46	74.42	71.91	71.84	69.57	44.68
% YM	0.53	0.54	0.54	13.00	23.06	24.07	24.11	26.46	27.62	29.84	42.24
% Prepayment Premium	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

% Open	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$301.02	$297.33	$293.26	$288.69	$283.69	$273.68	$268.19	$239.41	$233.78	$211.36	$9.26
Percent of Initial Balance	100.00%	98.78%	97.42%	95.90%	94.24%	90.92%	89.10%	79.53%	77.66%	70.22%	3.08%

(1)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2)	As of the Cut-Off Date.

(3)	Based upon the assumptions set forth in footnote (1) above, after July 2013, the outstanding loan balances represent less than 3.1% of the Cut-Off Date Pool Balance.

(4)	Assumed yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Twenty Largest Mortgage Loans

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Twenty Largest Mortgage Loans By Cut-Off Date Balance

		Number of				% of				Weighted	Weighted
		Mortgage			% of	Applicable				Average	Average
		Loans/			Cut-Off	Cut-Off		Loan		Cut-Off	LTV	Weighted
	Mortgage	Number of		Cut-Off	Date	Date Loan		Balance	Weighted	Date	Ratio at	Average
	Loan	Mortgaged	Loan	Date	Pool	Group	Property	Per SF/	Average	LTV	Maturity	Mortgage
Loan Name	Seller	Properties	Group	Balance	Balance	Balance	Type	Unit/	DSCR	Ratio	or ARD	Rate

Lloyd Center	Wachovia	1/1	1	$69,922,221	5.8%	7.8%	Retail - Anchored	$57	1.83x	63.5%	53.0%	5.420%
One South Broad Street	Wachovia	1/1	1	44,919,182	3.7	5.0%	Office - CBD	$97	1.22x	79.2%	67.5%	6.080%
673 First Avenue	Wachovia	1/1	1	35,000,000	2.9	3.9%	Office - CBD	$82	1.60x	58.3%	48.1%	5.670%
Hamilton House Apartments	Wachovia	1/1	2	28,902,057	2.4	9.6%	Multifamily - Conventional	$95,073	1.38x	76.1%	63.1%	5.150%
Irongate Apartments	Wachovia	1/1	1	27,000,000	2.2	3.0%	Multifamily - Conventional	$96,429	1.22x	78.5%	70.0%	5.800%
Columbiana Station Shopping Center	Wachovia	1/1	1	25,900,000	2.2	2.9%	Retail - Anchored	$96	3.42x	54.6%	54.6%	4.040%
16 West 61st Street	Wachovia	1/1	1	24,953,568	2.1	2.8%	Office - CBD	$223	1.69x	62.7%	53.2%	5.930%
Arrowhead Highlands Apartments	Wachovia	1/1	2	24,200,000	2.0	8.0%	Multifamily - Conventional	$72,024	1.25x	73.3%	62.0%	5.450%
AmCap - Union & Alameda	Nomura	1/1	1	20,726,538	1.7	2.3%	Retail - Anchored	$86	1.36x	79.7%	67.0%	5.570%
Plaza Gardens South Apartments	Citigroup	1/1	2	20,649,186	1.7	6.9%	Multifamily - Conventional	$82,597	1.38x	78.8%	66.6%	5.640%

Subtotal/Weighted Average		10/10		$322,172,752	26.8%				1.64x	69.5%	59.4%	5.501%

2175 K Street, N.W.	Wachovia	1/1	1	$18,250,000	1.5%	2.0%	Office - CBD	$181	1.29x	73.6%	66.5%	5.960%
90 & 110 South Bedford Road	Wachovia	1/1	1	17,965,895	1.5	2.0%	Office - Medical	$149	1.47x	79.9%	67.6%	5.840%
Maryland Corporate Center	Citigroup	1/1	1	17,120,000	1.4	1.9%	Office - Suburban	$77	1.45x	79.6%	68.6%	5.725%
Village on the Hill	Wachovia	1/1	1	17,000,000	1.4	1.9%	Multifamily - Conventional	$92,391	1.31x	73.9%	66.1%	5.470%
Anthem Village	Citigroup	1/1	1	16,904,637	1.4	1.9%	Retail - Anchored	$146	1.45x	68.7%	59.0%	5.420%
Riviera Plaza	Citigroup	1/1	1	16,759,445	1.4	1.9%	Mixed Use - Retail/Office	$106	1.36x	76.2%	65.8%	5.650%
Georgetown Plaza	Citigroup	1/1	1	16,482,871	1.4	1.8%	Office - Suburban	$117	1.33x	76.7%	64.7%	5.780%
College Grove Shopping Center	Wachovia	1/1	1	16,281,990	1.4	1.8%	Retail - Anchored	$84	1.28x	75.7%	63.2%	5.450%
Shoppes of Parkland	Wachovia	1/1	1	15,968,669	1.3	1.8%	Retail - Anchored	$110	1.35x	79.5%	66.9%	5.690%
Lowell Street	Nomura	1/1	1	15,403,980	1.3	1.7%	Industrial - Flex	$75	1.48x	69.4%	59.9%	6.400%

Subtotal/Weighted Average		10/10		$168,137,487	14.0%				1.38x	75.4%	64.9%	5.736%

Totals - Top Twenty Mortgage Loans by Cut-Off Date Balance		20/20		$490,310,239	40.8%				1.55x	71.5%	61.3%	5.582%

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

LLOYD CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Portland, OR
Property Type	Retail-Anchored
Size (SF)	1,229,140
Occupancy as of April 25, 2003.	95.1%
Year Built/Year Renovated	1960/1991
Appraisal Value	$220,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$28,957,524
Underwritten Total Expenses	$10,853,969
Underwritten Net Operating Income (NOI)	$18,103,556
Underwritten Net Cash Flow (NCF)	$17,334,541

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$69,922,221
Percentage of Cut-Off Date Pool Balance	5.8%
Cut-Off Date Loan Balance Per SF	$114
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.420%
Original Term (to ARD)/ Amortization	120/360
Remaining Term (to ARD)/ Amortization	119/359
Cut-Off Date LTV	63.5%
Maturity Date LTV	53.0%
Underwritten DSCR on NOI	1.91x
Underwritten DSCR on NCF	1.83x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Lloyd Center Loan”) is secured by a first mortgage encumbering the fee estate in a regional mall located in Portland, Oregon. The Lloyd Center Loan represents approximately 5.8% of the Cut-Off Date Pool Balance. The Lloyd Center Loan was originated on May 12, 2003, and has a principal balance as of the Cut-Off Date of $69,922,221. The Lloyd Center Loan, which is evidenced by a pari passu note dated May 12, 2003, is a portion of a whole loan with an original principal balance of $140,000,000. The other loan related to the Lloyd Center Loan is evidenced by a separate note dated May 12, 2003 (the “Lloyd Center Pari Passu Loan”), with an original principal balance of $70,000,000. The Lloyd Center Pari Passu Loan will not be an asset of the trust. The Lloyd Center Loan and the Lloyd Center Pari Passu Loan will be governed by an intercreditor and servicing agreement, as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL – Co-Lender Loans” and will be serviced pursuant to the terms of the pooling and servicing agreement.

The Lloyd Center Loan has a remaining term of 119 months to its anticipated repayment date of June 11, 2013. The Lloyd Center Loan may be prepaid on or after March 11, 2013, and permits total or partial defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is LC Portland, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lloyd Center Loan. The sponsor of the borrower is Glimcher Realty Trust (“Glimcher”). Glimcher is a fully integrated, self-administered and self-managed publicly traded REIT rated BB/ Ba3 by S&P and Moody’s, respectively. Glimcher owns, lease, manages, acquires and develops enclosed regional shopping malls, shopping centers and single tenant retail properties in the United States. Glimcher and its affiliates currently have interests in 71 properties in 22 states, totaling approximately 25.6 million square feet.

-	The Property. The Mortgaged Property is an approximately 1,229,140 square foot regional mall situated on approximately 37.9 acres, constructed in 1960 and renovated in 1991. The Mortgaged Property is located in Portland, Oregon, within the Portland-Salem, Oregon-Washington metropolitan statistical area. As of April 25, 2003, the occupancy rate for the Mortgaged Property securing the Lloyd Center Loan was approximately 95.1%. The Mortgaged Property is anchored by a Nordstrom and a Sears, which are not part of the collateral. The largest tenant is Meier & Frank (“Meier & Frank”), a division of the May Department Stores Company, occupying approximately 297,050 square feet, or approximately 24.2% of the net rentable area. A full-line department store for the entire family, Meier & Frank operates 21 stores in 10 markets in the Northwest. The Meier & Frank lease expires in January 2006. As of June 2, 2003, The May Department Stores Company was rated A2 (Moody’s) and A (S&P). The second largest tenant is Dollar Tree Stores, Inc. (“Dollar Tree”), occupying approximately 79,242 square feet or 6.4% of the net rentable area. Dollar Tree operates discount variety stores offering merchandise at the fixed price of $1.00. The Dollar Tree lease expires in July 2010. The third largest tenant is Lloyd Center Cinemas, occupying approximately 66,403 square feet, or approximately 5.4% of the net rentable area. Lloyd Center Cinemas is owned and operated by Regal Cinemas, which operates a cinema on one of the outparcels of the Mortgaged Property. The Lloyd Center Cinemas lease expires in December 2011.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of
	Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Nordstrom (Anchor owned, not part of collateral)		130,000
Sears (Anchor owned, not part of collateral)		111,645
Meier & Frank Company	1.5%	297,050	24.2%	January 2006
Dollar Tree	0.9%	79,242	6.4%	July 2010
Lloyd Center Cinemas (Ground Lease)	0.8%	66,403	5.4%	December 2011
Safeway, Inc. (Ground Lease)	1.8%	56,415	4.6%	December 2018
Toys “R” Us	1.5%	47,035	3.8%	January 2005
Marshall’s	2.5%	37,800	3.1%	January 2004
Ross Dress For Less (Glimcher Master Lease)	3.7%	35,516	2.9%	November 2013
Lloyd Mall Cinema 8	4.1%	31,179	2.5%	January 2012
Barnes & Noble	2.7%	27,500	2.2%	January 2012
OHSU Medical Group	2.3%	23,130	1.9%	January 2007
Lloyd Center Ice Rink (Ohio Entertainment Corp.)	1.3%	22,034	1.8%	February 2004

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Rolling	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Leases	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	15	$26.01	27,435	2.2%	2.2%	4.3%	4.3%
2004	24	$16.18	133,816	10.9%	13.1%	13.1%	17.4%
2005	16	$14.75	88,128	7.2%	20.3%	7.9%	25.3%
2006	33	$6.32	353,152	28.7%	49.0%	13.5%	38.8%
2007	23	$22.92	85,485	7.0%	56.0%	11.9%	50.6%
2008	14	$28.76	24,200	2.0%	57.9%	4.2%	54.9%
2009	6	$26.89	19,570	1.6%	59.5%	3.2%	58.0%
2010	9	$7.71	95,465	7.8%	67.3%	4.5%	62.5%
2011	18	$16.67	114,617	9.3%	76.6%	11.6%	74.1%
2012	22	$24.80	116,243	9.5%	86.1%	17.4%	91.5%
2013	5	$19.65	46,656	3.8%	89.9%	5.5%	97.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain monthly escrows of real estate taxes, insurance (unless the policies are blanket policies), ground rent and replacement reserves in the amount of $240,000 per year. In addition, the loan documents require the borrower to deposit with the mortgagee at the closing of the Lloyd Center Loan, a sum of $1,065,593 (aggregated with the corresponding amount relative to the Lloyd Center Pari Passu Loan) for tenant improvements for a total of 5 tenants representing 6.4% of the net rentable area. The loan documents also require the borrower to deposit with the mortgagee (aggregated with the corresponding amount relative to the Lloyd Center Pari Passu Loan) a sum of $660,000 per year for tenant improvements and leasing commissions.

-	Lock Box Account. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. Glimcher Properties Limited Partnership and Glimcher Development Corporation, each an affiliate of Glimcher Realty Trust are the property managers for the Mortgaged Property securing the Lloyd Center Loan. Glimcher Realty Trust or its affiliates currently manage approximately 25.6 million square feet of commercial space. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

ONE SOUTH BROAD STREET

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Philadelphia, PA
Property Type	Office
Size (SF)	464,420
Occupancy as of May 12, 2003.	91.6%
Year Built/Year Renovated	1932/2001
Appraisal Value	$56,700,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$9,503,366
Underwritten Total Expenses	$4,672,479
Underwritten Net Operating Income (NOI)	$4,830,887
Underwritten Net Cash Flow (NCF)	$3,995,845

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$44,919,182
Percentage of Cut-Off Date Pool Balance	3.7%
Cut-Off Date Loan Balance Per SF	$97
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.080%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	118/358
Cut-Off Date LTV	79.2%
Maturity Date LTV	68.2%
Underwritten DSCR on NOI	1.48x
Underwritten DSCR on NCF	1.22x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “One South Broad Street Loan”) is secured by a first mortgage encumbering an office building located in Philadelphia, Pennsylvania. The One South Broad Street Loan represents approximately 3.7% of the Cut-Off Date Pool Balance. The One South Broad Street Loan was originated on April 15, 2003 and has a principal balance as of the Cut-Off Date of $44,919,182.

The One South Broad Street Loan has a remaining term of 118 months and matures on May 11, 2013. The One South Broad Street Loan may be prepaid on or after April 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Broad One L.P., a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the One South Broad Street Loan. The sponsors are Mark Karasick and Victor Gerstein. Mr. Karasick currently owns approximately 6.8 million square feet of office and industrial space. Mr. Gerstein is a practicing real estate attorney who has participated in the acquisition of approximately 18 commercial and residential properties over the past 25 years.

-	The Property. The Mortgaged Property is an approximately 464,420 square foot office building situated on approximately .5 acres in the central business district of Philadelphia, Pennsylvania, within the Philadelphia, Pennsylvania metropolitan statistical area. The property was constructed in 1932 and was renovated in 2001. As of May 12, 2003, the occupancy rate for the Mortgaged Property securing the One South Broad Street Loan was approximately 91.6%. The largest tenant is Wachovia Bank, National Association (“Wachovia”) occupying approximately 218,355 square feet, or approximately 47.0% of the net rentable area. Wachovia is the fifth largest consumer bank in the United States with over 80,000 employees and approximately $341 billion in assets. The Wachovia lease expires in December 2010. As of June 9, 2003, Wachovia had senior unsecured debt ratings of Aa3 (Moody’s) and A (S&P). The second largest tenant is Dorland Sweeney Jones (“Dorland”) occupying approximately 32,278 square feet, or approximately 7.0% of the net rentable area. Dorland is a healthcare communications agency that advertises pharmaceutical and health specialty products. The Dorland lease expires in July 2011. The third largest tenant is Electronic Ink, Inc., (“Electronic Ink”) occupying approximately 30,922 square feet, or approximately 6.7% of the net rentable area. Electronic Ink is a technology design and development company. The Electronic Ink lease expires in October 2010.

The following table presents information relating to major tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Wachovia	50.8%	218,355	47.0%	December 2010
Dorland Sweeny Jones	7.4%	32,278	7.0%	July 2011
Electronic Ink	7.6%	30,922	6.7%	October 2010
Red Tettemer	6.9%	28,116	6.1%	January 2012
Borders Books	5.4%	25,000	5.4%	January 2019

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative %
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	% of Actual	of Actual Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rent Rolling(1)	Rolling(1)

2003	1	$18.00	1,000	0.2%	0.2%	0.2%	0.2%
2004	1	$21.00	1,974	0.4%	0.6%	0.5%	0.7%
2005	2	$21.03	20,486	4.4%	5.1%	4.8%	5.5%
2006	4	$20.78	10,402	2.2%	7.3%	2.4%	7.9%
2007	0	$0.00	0	0.0%	7.3%	0.0%	7.9%
2008	1	$23.00	3,174	0.7%	8.0%	0.8%	8.7%
2009	0	$0.00	0	0.0%	8.0%	0.0%	8.7%
2010	4	$20.98	249,277	53.7%	61.6%	58.4%	67.1%
2011	3	$21.18	57,143	12.3%	74.0%	13.5%	80.7%
2012	2	$21.87	28,116	6.1%	80.0%	6.9%	87.5%
2013	1	$21.00	22,528	4.9%	84.9%	5.3%	92.8%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee (i) at the closing of the One South Broad Street Loan, a sum of $362,000 for tenant rent abatements and (ii) a sum of $175,000 per year for tenant improvements and leasing commissions. In addition, the loan documents require the borrower to deposit an additional $700,000 per year, not to exceed $3.5 million in the aggregate, beginning in January, 2006, specifically for the Wachovia space rolling in December, 2010. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the One South Broad Street Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x, (ii) upon the occurrence of an event of default under the loan documents, or (iii) if by June 11, 2009 Wachovia does not elect to renew its lease, the borrower must notify the property manager that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. Keystone Property Trust is the property manager for the Mortgaged Property securing the One South Broad Street Loan. Keystone Property Trust is headquartered in Pennsylvania and currently manages approximately 120 properties, totaling approximately 27 million square feet.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

673 FIRST AVENUE

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Office
Size (SF)	396,596
Occupancy as of January 13, 2003.	100.0%
Year Built/ Year Renovated	1928/1989
Appraisal Value	$60,000,000
Underwritten Occupancy	95.5%
Underwritten Revenues	$13,303,214
Underwritten Total Expenses	$8,470,936
Underwritten Net Operating Income (NOI)	$4,832,278
Underwritten Net Cash Flow (NCF)	$4,187,027

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$35,000,000
Percentage of Cut-Off Date Pool Balance	2.9%
Cut-Off Date Loan Balance Per SF	$82
Number of Mortgage Loans	1
Type of Security	Leasehold
Mortgage Rate	5.670%
Original Term/Amortization	120/300
Remaining Term/Amortization	115/300
Cut-Off Date LTV	58.3%
Maturity Date LTV	48.1%
Underwritten DSCR on NOI	1.84x
Underwritten DSCR on NCF	1.60x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “673 First Avenue Loan”) is secured by a first mortgage encumbering the borrower’s leasehold interest in an office property located in New York, New York. The 673 First Avenue Loan represents approximately 2.9% of the Cut-Off Date Pool Balance. The 673 First Avenue Loan was originated on February 7, 2003 and has a principal balance as of the Cut-Off Date of $35,000,000. The 673 First Avenue Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The 673 First Avenue Loan has a remaining term of 115 months and matures on February 11, 2013. The 673 First Avenue Loan may be prepaid on or after November 11, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

The ownership of the subject property represents a leasehold interest which has an original term (together with any extension options, whether or not currently exercised) that expires in August 2037. The ground lessor has agreed to give the holder of the 673 First Avenue Loan notice of, and the right to cure, any default or breach by the lessee.

-	The Borrower. The borrower is Green 673 Realty LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 673 First Avenue Loan. The sponsor of the borrower is SL Green Realty Corporation, Inc. (“SL Green Realty”). SL Green Realty, a publicly-traded real estate investment trust (“REIT”) established in 1980 by Steven Green, is a self-managed REIT specializing in property management, acquisitions, financing, development, construction and leasing. SL Green Realty currently owns and manages approximately 26 properties, totaling approximately 13 million square feet in New York City.

-	The Property. The Mortgaged Property is an approximately 396,596 square foot (excluding a 30,000 square foot parking garage that is leased to a tenant) Class B office building containing ground floor retail, situated on approximately 0.8 acres, constructed in 1928, with renovations in 1989. As of January 13, 2003, the occupancy rate for the Mortgaged Property securing the 673 First Avenue Loan was 100.0%. The largest tenant is UNICEF (“UNICEF”) occupying approximately 81,100 square feet, or approximately 19.0% of the net rentable area through three separate leases. UNICEF, which became a permanent part of the United Nations system in 1953, advocates the cause of children living in poverty in developing countries by striving to reduce childhood death and illness and to protect children in the midst of war and natural disaster. The UNICEF leases expire in December 2003 with 1,100 square feet expiring in December 2013. The second largest tenant is Kallir, Phillips, Ross, Inc. (“KPR, Inc.”), occupying approximately 80,000 square feet, or approximately 18.8% of the net rentable area. KPR, Inc. is a full-service high-tech public relations and marketing consultation firm established in 1976 and is currently the nation’s second-largest healthcare/medical agency public relations firm. The KPR, Inc. lease expires in June 2004. The third largest tenant is New York Presbyterian Hospital (“NYPH”), occupying approximately 76,000 square feet directly, or approximately 17.8% of the net rentable area. The New York-Presbyterian Healthcare System (“NYP Healthcare System”) is a federation of top-quality hospitals, specialty institutes, and continuing care centers throughout New York, New Jersey and Connecticut. The NYPH original leases expire in August 2006. Including space it subleases in the building, NYPH occupies a total of approximately 189,999 square feet, or approximately 44.5% of the net rentable area.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the major tenants at the Mortgaged Property:

			% of Net
	% of Actual	Net Rentable	Rentable	Date of Lease
Tenant	Rent	Area (SF)	Area	Expiration

UNICEF*	20.6%	81,100	19.0%	December 2003, December 2013
Kallir, Phillips, Ross, Inc.	19.1%	80,000	18.8%	June 2004
New York Presbyterian Hospital*	17.6%	76,000	17.8%	August 2006
Franklin Strategic Planning*	12.8%	40,000	9.4%	April 2004
Republic of South Africa	10.6%	40,000	9.4%	April 2004
MacMillan Book Club	10.5%	40,000	9.4%	October 2005

*	In addition to the above space, NYPH subleases an additional 113,999 square feet from other tenants within the Mortgaged Property, including 40,000 square feet from UNICEF, 24,999 square feet from Franklin Strategic Planning, 40,000 square feet from MacMillan Book Club and 9,000 square feet from Newbridge Communications making NYPH the largest tenant, when subleases are included, with 189,999 square feet, or approximately 44.5% of the net rentable area.

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Rolling	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Leases	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	5	$29.88	83,531	19.6%	19.6%	21.3%	21.3%
2004	6	$25.65	203,944	47.8%	67.4%	44.7%	66.0%
2005	3	$31.34	50,000	11.7%	79.1%	13.4%	79.4%
2006	2	$27.07	76,000	17.8%	96.9%	17.6%	97.0%
2007	1	$10.00	300	0.1%	97.0%	0.0%	97.0%
2008	0	$0.00	0	0.0%	97.0%	0.0%	97.0%
2009	0	$0.00	0	0.0%	97.0%	0.0%	97.0%
2010	0	$0.00	0	0.0%	97.0%	0.0%	97.0%
2011	1	$27.83	10,658	2.5%	99.5%	2.5%	99.6%
2012	1	$30.00	1,063	0.2%	99.7%	0.3%	99.8%
2013	1	$18.54	1,100	0.3%	100.0%	0.2%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, to mitigate the near term rollover risk, the loan documents required the borrower to deposit with the mortgagee a sum of $3,000,000 at the closing of the loan, and an additional $1,000,000 per year for tenant improvements and leasing commissions, not to exceed $6,000,000 in the aggregate. The loan documents also required a $1,500,000 guarantee from the sponsor, SL Green Realty, be given relating to additional tenant improvements. The total escrow available at the end of the first year of the loan will be approximately $5,500,000, including the sponsor guarantee. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the 673 First Avenue Loan upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. SL Green Realty is the property manager for the Mortgaged Property securing the 673 First Avenue Loan. SL Green Realty currently manages approximately 13 million square feet of commercial space in New York City and has managed the Mortgaged Property since its acquisition in 1988. The property manager is affiliated with the sponsor.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

HAMILTON HOUSE APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Washington, DC
Property Type	Multifamily
Size (Units)	304
Occupancy as of January 21, 2003.	97.4%
Year Built/Year Renovated	1965/1999
Appraisal Value	$38,000,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$4,130,083
Underwritten Total Expenses	$1,441,236
Underwritten Net Operating Income (NOI)	$2,688,847
Underwritten Net Cash Flow (NCF)	$2,612,847

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$28,902,057
Percentage of Cut-Off Date Pool Balance	2.4%
Cut-Off Date Loan Balance Per Unit	$95,073
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.150%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	117/357
Cut-Off Date LTV	76.1%
Maturity Date LTV	63.1%
Underwritten DSCR on NOI	1.42x
Underwritten DSCR on NCF	1.38x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Hamilton House Apartments Loan”) is secured by a first deed of trust encumbering a 304-unit multifamily complex located in Washington, DC. The Hamilton House Apartments Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Hamilton House Apartments Loan was originated on March 13, 2003 and has a principal balance as of the Cut-Off Date of $28,902,057.

The Hamilton House Apartments Loan has a remaining term of 117 months and matures on April 11, 2013. The Hamilton House Apartments Loan may be prepaid with the payment of a yield maintenance premium on or after May 11, 2007, and may be prepaid without penalty or premium on or after February 11, 2013.

-	The Borrower. The borrower is GBSK, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Hamilton House Apartments Loan. The sponsors of the borrower are Gary Squire and Claude Keener. Mr. Squire and Mr. Keener have been engaged in the acquisition, renovation, construction and management of residential properties in the northeast Washington, DC area since 1984, and their current portfolio consists of approximately 1,500 condominium and apartment units.

-	The Property. The Mortgaged Property is a 304-unit apartment complex consisting of one ten-story high-rise building situated on approximately 0.8 acres in Washington, DC, within the Washington, DC metropolitan statistical area. The Mortgaged Property was constructed in 1965 and renovated in 1999. As of January 21, 2003, the occupancy rate for the Mortgaged Property securing the Hamilton House Apartments Loan was approximately 97.4%. Amenities located at the Mortgaged Property include a swimming pool, a 24-hour fitness center, a 24-hour front desk, an elegant lobby with four elevators, a gated entrance, a laundry facility, in-house dry cleaning service and a rooftop sun deck.

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate	Approximate
		Unit Size	Net Rentable	% of Net	Asking Rental
Unit Mix	No. of Units	(SF)	Area (SF)	Rentable Area	Rate

Studio	210	465	97,650	58.0%	$1,133
1-BR/1-BA	87	718	62,466	37.1%	$1,739
2-BR/2-BA	7	1,163	8,141	4.8%	$2,615

Total/Weighted Average	304	553	168,257	100.0%	$1,341/$2.42/SF

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Hamilton House Apartments Loan documents do not require a lock box account.

-	Management. Keener Management is the property manager for the Mortgaged Property securing the Hamilton House Apartments Loan. Keener Management is affiliated with the sponsors of the borrower and currently manages approximately 1,500 condominium and apartment units.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

IRONGATE APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Sacramento, CA
Property Type	Multifamily
Size (Units)	280
Occupancy as of March 6, 2003.	91.4%
Year Built	2002
Appraisal Value	$34,400,000
Underwritten Occupancy	93.5%
Underwritten Revenues	$3,646,560
Underwritten Total Expenses	$1,261,037
Underwritten Net Operating Income (NOI)	$2,385,523
Underwritten Net Cash Flow (NCF)	$2,315,523

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$27,000,000
Percentage of Cut-Off Date Pool Balance	2.2%
Cut-Off Date Loan Balance Per Unit	$96,429
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.800%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	117/360
Cut-Off Date LTV	78.5%
Maturity Date LTV	70.0%
Underwritten DSCR on NOI	1.25x
Underwritten DSCR on NCF	1.22x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Irongate Apartments Loan”) is secured by a first deed of trust encumbering a 280-unit multifamily complex located in Sacramento, California. The Irongate Apartments Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Irongate Apartments Loan was originated on March 18, 2003 and has a principal balance as of the Cut-Off Date of $27,000,000. The Irongate Apartments Loan provides for interest-only payments during the first thirty months of its term, and thereafter, fixed monthly payments of principal and interest.

The Irongate Apartments Loan has a remaining term of 117 months and matures on April 11, 2013. The Irongate Apartments Loan may be prepaid on or after February 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Irongate Investors, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Irongate Apartments Loan. The sponsor of the borrower is the Grupe Holding Company (“Grupe”), a Stockton, California-based developer of master planned communities and multifamily properties, which Mr. Greenlaw “Fritz” Grupe founded in 1966. Grupe has developed more than 10,000 multifamily units nationwide. The company’s current holdings and developments are concentrated in northern California and include 614 multifamily units with an additional 434 units under construction. Grupe defaulted on a number of non-recourse loans in the early 1990’s.

-	The Property. The Mortgaged Property is a 280-unit garden-style apartment complex consisting of 19 buildings situated on approximately 13.6 acres in Sacramento, California, within the Sacramento, California metropolitan statistical area. The Mortgaged Property was constructed in 2002. As of March 6, 2003, the occupancy rate was approximately 91.4%. Amenities located at the Mortgaged Property include a swimming pool, a business center, a clubhouse, a volleyball court, a barbeque area, a tot lot, an adjacent lakeside park, garages and covered parking.

The following table presents information relating to the unit configuration of the Mortgaged Property:

			Approximate
		Approximate	Net Rentable	% of Net	Asking
Unit Mix	No. of Units	Unit Size(SF)	Area(SF)	Rentable Area	Rental Rate

1-BR/1-BA	112	771	86,352	30.9%	$950
2-BR/2-BA	144	1,133	163,152	58.4%	$1,295
3-BR/2-BA	24	1,240	29,760	10.7%	$1,425

Total/ Weighted Average	280	997	279,264	100.0%	$1,168/$1.17/SF

-	Escrows. The Irongate Apartments Loan documents provide for the escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Irongate Apartments Loan documents do not require a lock box account.

-	Management. The Mortgaged Property is managed by Grupe Management, an affiliate of the Borrower. Grupe Management currently manages approximately 10,000 units that the Grupe Holding Company has developed nationwide, including approximately 614 units in Sacramento, California. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

COLUMBIANA STATION SHOPPING CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Columbia, SC
Property Type	Retail-Anchored
Size (SF)	270,187
Occupancy as of April 17, 2003.	97.5%
Year Built	1999-2001
Appraisal Value	$47,400,000
Underwritten Occupancy	94.1%
Underwritten Revenues	$5,041,598
Underwritten Total Expenses	$1,347,447
Underwritten Net Operating Income (NOI)	$3,694,151
Underwritten Net Cash Flow (NCF)	$3,580,852

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$25,900,000
Percentage of Cut-Off Date Pool Balance	2.2%
Cut-Off Date Loan Balance Per SF	$96
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.040%
Original Term/ Amortization	84/Interest Only
Remaining Term/ Amortization	83/Interest Only
Cut-Off Date LTV	54.6%
Maturity Date LTV	54.6%
Underwritten DSCR on NOI	3.53x
Underwritten DSCR on NCF	3.42x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Columbiana Station Shopping Center Loan”) is secured by a first mortgage encumbering an anchored retail center located in Columbia, South Carolina. The Columbiana Station Shopping Center Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Columbiana Station Shopping Center Loan was originated on June 3, 2003 and has a principal balance as of the Cut-Off Date of $25,900,000. The Columbiana Station Shopping Center Loan provides for interest-only payments for the length of the loan term.

The Columbiana Station Shopping Center Loan has a remaining term of 83 months and matures on June 11, 2010. The Columbiana Station Shopping Center Loan may be prepaid with the payment of a yield maintenance premium on or after August 11, 2005, and may be prepaid without penalty or premium on or after April 11, 2010.

-	The Borrower. The borrower is Inland Southeast Columbiana, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Columbiana Station Shopping Center Loan. The sponsor of the borrower is Inland Retail Real Estate Trust, Inc. (“IRRTI”). IRRTI is a closely held real estate investment trust with more than 35 years of experience. The IRRTI portfolio currently consists of approximately 8.5 million square feet of commercial real estate with management of approximately 22 million square feet commercial space and approximately 15,500 apartment units.

-	The Property. The Mortgaged Property is an approximately 270,187 square foot anchored retail center situated on approximately 36.0 acres and constructed between 1999 and 2001. The Mortgaged Property is located in Columbia, South Carolina, within the Columbia, South Carolina metropolitan statistical area. As of April 17, 2003, the occupancy rate for the Mortgaged Property securing the Columbiana Station Shopping Center Loan was approximately 97.5%. The largest tenant is Dick’s Sporting Goods, Inc. (“Dick’s”) occupying approximately 45,741 square feet, or approximately 16.9% of the net rentable area. Dick’s is a sporting goods retailer of brand name sporting goods equipment, apparel and footwear. The Dick’s lease expires in January 2016. The second largest tenant is Goody’s Family Clothing, Inc. (“Goody’s”), occupying approximately 45,500 square feet, or approximately 16.8% of the net rentable area. Goody’s retails moderately-priced apparel for men, women and children. The Goody’s lease expires in May 2016. The third largest tenant is Circuit City Stores, Inc. (“Circuit City”), occupying approximately 28,446 square feet, or approximately 10.5% of the net rentable area. Circuit City is a specialty retailer of brand name consumer electronics, personal computers, entertainment software, and other products. The Circuit City lease expires in January 2020.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of		% of Net
	Actual	Net Rentable	Rentable	Date of Lease
Tenant	Rent	Area (SF)	Area	Expiration

Dick’s	12.9%	45,741	16.9%	January 2016
Goody’s	10.9%	45,500	16.8%	May 2016
Circuit City	9.5%	28,446	10.5%	January 2020
Petsmart	8.0%	26,160	9.7%	January 2015
Michael’s Stores	6.1%	25,020	9.3%	February 2010

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base				% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	Cumulative %	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	of SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0	0	0.0%	0.0%	0.0%	0.0%
2004	1	$18.00	6,300	2.3%	2.3%	2.9%	2.9%
2005	11	$22.78	20,442	7.6%	9.9%	11.9%	14.8%
2006	2	$41.04	1,340	0.5%	10.4%	1.4%	16.2%
2007	1	$28.00	1,163	0.4%	10.8%	0.8%	17.1%
2008	1	$28.00	1,200	0.4%	11.3%	0.9%	17.9%
2009	2	$18.14	15,488	5.7%	17.0%	7.2%	25.1%
2010	2	$13.94	29,651	11.0%	28.0%	10.6%	35.7%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents do not require escrows. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Columbiana Station Shopping Center Loan documents do not require a lock box account.

-	Management. Inland Mid-Atlantic Management Corp. is the property manager for the Mortgaged Property securing the Columbiana Station Shopping Center Loan. The company currently manages approximately 24 properties containing approximately 2.3 million square feet of retail space in North & South Carolina, Virginia, Maryland and Pennsylvania.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

16 WEST 61ST STREET

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Office
Size (SF)	112,080
Occupancy as of April 1, 2003.	100.0%
Year Built/ Year Renovated	1924/2002
Appraisal Value	$39,800,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$4,709,331
Underwritten Total Expenses	$1,557,060
Underwritten Net Operating Income (NOI)	$3,152,271
Underwritten Net Cash Flow (NCF)	$3,017,517

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$24,953,568
Percentage of Cut-Off Date Pool Balance	2.1%
Cut-Off Date Loan Balance Per SF	$223
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.930%
Original Term/Amortization	120/360
Remaining Term/Amortization	118/358
Cut-Off Date LTV	62.7%
Maturity Date LTV	53.2%
Underwritten DSCR on NOI	1.77x
Underwritten DSCR on NCF	1.69x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “16 West 61st Street Loan”) is secured by a first mortgage encumbering an office building located in New York, New York. The 16 West 61st Street Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The 16 West 61st Street Loan was originated on April 22, 2003 and has a principal balance as of the Cut-Off Date of $24,953,568.

The 16 West 61st Street Loan has a remaining term of 118 months and matures on May 11, 2013. The 16 West 61st Street Loan may be prepaid on or after March 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is 16 Lincoln Square LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 16 West 61st Street Loan. The sponsors are Kenneth Carmel, Andrew G. Roos, and Jerome M. Cohen. The sponsors are principals of GVA Williams Real Estate, one of New York City’s oldest full-service real estate companies.

-	The Property. The Mortgaged Property is an approximately 112,080 square foot office building, with ground level retail space, situated on approximately 0.3 acres in the central business district of New York, New York, within the New York-Northern New Jersey-Long Island metropolitan statistical area. The property was constructed in 1924 and was renovated in 2002. As of April 1, 2003, the occupancy rate for the Mortgaged Property securing the 16 West 61st Street Loan was 100.0%. The largest tenant is New York Institute of Technology (“NYIT”) occupying approximately 60,000 square feet, or approximately 53.5% of the net rentable area. NYIT provides career-oriented and professional education that offers opportunity to all qualified students to support applications-oriented research. The NYIT lease expires in June 2018. The second largest tenant is the City of New York Parks & Recreation department (“CNYPR”) occupying approximately 34,580 square feet, or approximately 30.9% of the net rentable area. CNYPR has had their Manhattan headquarters at the Mortgaged Property for over 20 years. CNYPR’s lease expires in April 2012. The third largest tenant is Eastern Mountain Sports (“EMS”) occupying approximately 17,500 square feet, or approximately 15.6% of the net rentable area. EMS, founded in 1967, has grown into one of the nation’s leading outdoor specialty retailers, with more than 80 retail stores, as well as a significant online presence. EMS is currently based in Peterborough, New Hampshire. The EMS lease expires in January 2006.

The following table presents information relating to major tenants at the Mortgaged Property:

	% of		% of Net
	Actual	Net Rentable	Rentable
Tenant	Rent	Area (SF)	Area	Date of Lease Expiration

New York Institute of Technology	52.2%	60,000	53.5%	June 2018
City of New York Parks & Recreation	33.5%	34,580	30.9%	April 2012
Eastern Mountain Sports	14.3%	17,500	15.6%	January 2006

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
						% of	% of
		WA Base			Cumulative	Actual	Actual
	# of Leases	Rent/SF	Total SF	% of Total	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	SF Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	1	$38.49	17,500	15.6%	15.6%	14.3%	14.3%
2007	0	$0.00	0	0.0%	15.6%	0.0%	14.3%
2008	0	$0.00	0	0.0%	15.6%	0.0%	14.3%
2009	0	$0.00	0	0.0%	15.6%	0.0%	14.3%
2010	0	$0.00	0	0.0%	15.6%	0.0%	14.3%
2011	0	$0.00	0	0.0%	15.6%	0.0%	14.3%
2012	1	$45.65	34,580	30.9%	46.5%	33.5%	47.8%
2013	0	$0.00	0	0.0%	46.5%	0.0%	47.8%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents required the borrower to deposit with mortgagee at the closing of the 16 West 61st Street Loan, a sum of $660,000, which will be used to reimburse NYIT for work to be completed on its space (the “TI Reimbursement Escrow”). The TI Reimbursement Escrow will be released once the mortgagee receives satisfactory evidence that the work has been satisfactorily completed pursuant to the terms and conditions of the lease. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. On April 30, 2011, twelve months prior to the expiration of the City of New York Parks & Recreation lease, the Borrower will be required to post a letter of credit (“LOC”) in the amount of $800,000. If the LOC is not posted, or at any time during the term of the 16 West 61st Street Loan upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account. The lock box will terminate if the City of New York Parks & Recreation lease is renewed or an acceptable replacement tenant takes occupancy and begins paying rent.

-	Management. Williams Real Estate Co. Inc., and Williams U.S.A. Realty Services, Inc. are the property managers for the Mortgaged Property. Both are related entities of the borrower and of the sponsor, GVA Williams Real Estate, which is in the field of property management, providing a full range of services to individual building owners, as well as institutional clients. It currently manages a portfolio of approximately 15.0 million rentable square feet for both individual and corporate clients.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

ARROWHEAD HIGHLANDS APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Glendale, AZ
Property Type	Multifamily
Size (Units)	336
Occupancy as of March 1, 2003	92.3%
Year Built	2001
Appraisal Value	$33,000,000
Underwritten Occupancy	84.3%
Underwritten Revenues	$3,330,000
Underwritten Total Expenses	$1,218,426
Underwritten Net Operating Income (NOI)	$2,111,574
Underwritten Net Cash Flow (NCF)	$2,044,374

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$24,200,000
Percentage of Cut-Off Date Pool Balance	2.0%
Cut-Off Date Loan Balance Per Unit	$72,024
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.450%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	117/360
Cut-Off Date LTV	73.3%
Maturity Date LTV	62.0%
Underwritten DSCR on NOI	1.29x
Underwritten DSCR on NCF	1.25x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Arrowhead Highlands Apartments Loan”) is secured by a first deed of trust encumbering a 336-unit multifamily complex located in Glendale, Arizona. The Arrowhead Highlands Apartments Loan represents approximately 2.0% of the Cut-Off Date Pool Balance. The Arrowhead Highlands Apartments Loan was originated on March 31, 2003 and has a principal balance as of the Cut-Off Date of $24,200,000. The Arrowhead Highlands Apartments Loan provides for interest-only payments for the first six months of its term, and thereafter, fixed monthly payments of principal and interest.

The Arrowhead Highlands Apartments Loan has a remaining term of 117 months and matures on April 11, 2013. The Arrowhead Highlands Apartments Loan may be prepaid without penalty or premium on or after November 11, 2012, and permits either defeasance with United States government obligations or prepayment subject to the payment of a yield maintenance premium, beginning three years after its first payment date.

-	The Borrower. The borrower is Arrowhead Highlands L.L.C., a special purpose entity. The sponsors are Scott Taylor and Jeff Mark, the principals in Mark-Taylor Residential, which they founded in 1992. Mark-Taylor Residential is the largest builder/developer of multi-family projects in Arizona. Mr. Taylor has been involved in the real estate business since 1990. Mr. Mark has been a developer for more than 20 years and has built in excess of 15,000 units during his career. Since its inception, Mark-Taylor Residential has opened and leased 23 new properties totaling approximately 7,000 units.

-	The Property. The Mortgaged Property is a 336-unit, Class A, garden-style apartment complex consisting of 39 buildings situated on approximately 22.5 acres in Glendale, Arizona, within the Phoenix, Arizona metropolitan statistical area and constructed in 2001. As of March 1, 2003, the occupancy rate for the Mortgaged Property securing the Arrowhead Highlands Apartments Loan was approximately 92.3%. Amenities located at the Mortgaged Property include a personal concierge service, 24-hour fitness center, sauna, swimming pool and clubhouse.

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate	Approximate Net
	No. of	Unit Size	Rentable Area	% of Net	Asking
Unit Mix	Units	(SF)	(SF)	Rentable Area	Rental Rate

1-BR/1-BA	44	774	34,056	10.0%	$750
1-BR/1-BA	60	924	55,440	16.3	868
2-BR/2-BA	79	976	77,104	22.7	880
2-BR/2-BA	113	1,059	119,667	35.3	951
3-BR/2-BA	40	1,323	52,920	15.6	1,170

Total/Weighted Average	336	1,009	339,187	100.0%	$932/$0.92/SF

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Arrowhead Highlands Apartments Loan documents do not require a lock box account.

-	Management. Mark-Taylor Residential is the property manager for the Mortgaged Property securing the Arrowhead Highlands Apartments Loan. The company manages Mark-Taylor Residential’s 23 properties (approximately 7,000 units) as well as approximately 3,500 units owned and/or built by organizations unrelated to Mark-Taylor Residential. The property manager is affiliated with the sponsors.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

AMCAP-UNION & ALAMEDA

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Lakewood, CO
Property Type	Retail-Anchored
Size (SF)	239,636
Occupancy as of May 20, 2003.	97.6%
Year Built/ Year Renovated	1978/1998
Appraised Value	$26,000,000
Underwritten Occupancy	95.6%
Underwritten Revenues	$2,967,410
Underwritten Total Expenses	$824,547
Underwritten Net Operating Income(NOI)	$2,142,863
Underwritten Net Cash Flow (NCF)	$1,946,887

Mortgage Loan Information
Mortgage Loan Seller	Nomura
Cut-Off Date Balance	$20,726,538
Percentage of Cut-Off Date Pool Balance	1.7%
Cut-Off Date Loan Balance Per SF	$86
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.570%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	117/357
Cut-Off Date LTV	79.7%
Maturity Date LTV	67.0%
Underwritten DSCR on NOI	1.50x
Underwritten DSCR on NCF	1.36x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “AmCap — Union & Alameda Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Lakewood, Colorado. The AmCap — Union & Alameda Loan represents approximately 1.7% of the Cut-Off Date Pool Balance. The AmCap — Union & Alameda Loan was originated on March 12, 2003 and has a Cut-Off Date Balance of $20,726,538.

The AmCap — Union & Alameda Loan has a remaining term of 117 months to its anticipated repayment date of April 11, 2013. The AmCap — Union & Alameda Loan may be prepaid on or after April 11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is ADLP — U&A, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the AmCap — Union & Alameda Loan. The sponsor is Jay Kaiser, president of AmCap Incorporated, a privately held company. Jay Kaiser is also the sponsor for three other AmCap mortgage loans (AmCap-84th & Pecos, AmCap-Jewell & Wadsworth and AmCap-Gerbes Center) included in the trust. AmCap Incorporated, founded in 1979, is headquartered in Stamford, Connecticut, and is the owner and operator of income-producing real estate nationwide totaling nearly 3,000,000 square feet.

-	The Property. The Mortgaged Property is an approximately 239,636 square foot shopping center situated on approximately 24 acres in Lakewood, Colorado, within the Denver, Colorado metropolitan statistical area. The property was constructed in 1978 and was renovated in 1998. As of May 20, 2003, the occupancy rate for the Mortgaged Property securing the AmCap — Union & Alameda Loan was approximately 97.6%. The largest tenant is King Soopers (“King Soopers”) occupying approximately 71,220 square feet, or approximately 29.7% of the net rentable area. King Soopers is the largest grocery store chain in the Denver area and has been operating in the Denver area for over 70 years. King Soopers is a wholly owned subsidiary of Kroger, Inc., which as of April 15, 2003, had a senior unsecured debt rating of “Baa3” (Moody’s) and “BBB-” (S&P). The King Soopers lease expires in January 2006. King Soopers has three five-year renewal options at its current rent of $4.82 per square foot. The second largest tenant is 24 Hour Fitness (“24 Hour Fitness”) occupying approximately 42,161 square feet, or approximately 17.6% of the net rentable area. 24 Hour Fitness was founded in 1983 and is the world’s largest privately owned and operated fitness center chain. It currently has over 2.7 million members in over 300 clubs in the United States, Asia and Europe. The 24 Hour Fitness lease expires in January 2015. The third largest tenant is Ace Hardware, (“Ace Hardware”) occupying approximately 32,000 square feet, or approximately 13.4% of the net rentable area. Ace Hardware was founded in 1924 and has grown into one of the nation’s leading dealer-owned hardware cooperatives. Ace Hardware has over 5,100 stores in 50 states and 62 countries. The Ace Hardware lease expires in March 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Gross	Rentable	% of Net	Date of Lease
Tenant	Revenue	Area (SF)	Rentable Area	Expiration

King Soopers	21.0%	71,220	29.7%	January 2006
24 Hour Fitness	25.2%	42,161	17.6%	January 2015
Ace Hardware	4.9%	32,000	13.4%	March 2006
ICG Telecom	11.9%	17,018	7.1%	April 2004
Bank Of Nova Scotia	10.2%	16,808	7.0%	June 2009

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
						% of Total	% of Total
		WA		% of	Cumulative	Base Rental	Rental
	# of Leases	Base Rent/SF	Total SF	Total SF	% of SF	Revenues	Revenues
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling (1)	Rolling

2003	1	$19.00	5,370	2.2%	2.2%	4.7%	4.7%
2004	4	$12.73	20,318	8.5%	10.7%	12.0%	16.7%
2005	4	$18.79	6,725	2.8%	13.5%	5.9%	22.5%
2006	9	$5.56	116,758	48.7%	62.3%	30.1%	52.6%
2007	3	$13.25	9,830	4.1%	66.4%	6.0%	58.6%
2008	1	$18.50	1,400	0.6%	66.9%	1.2%	59.8%
2009	1	$9.87	16,808	7.0%	74.0%	7.7%	67.5%
2010	2	$12.87	14,438	6.0%	80.0%	8.6%	76.1%
2011	0	$0.00	0	0.0%	80.0%	0.0%	76.1%
2012	0	$0.00	0	0.0%	80.0%	0.0%	76.1%
2013	0	$0.00	0	0.0%	80.0%	0.0%	76.1%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee, a sum of $10,526 per month for tenant improvements and leasing commissions should the reserve fall below the cap of $200,000, which was taken at the closing of the AmCap — Union & Alameda loan. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the AmCap — Union & Alameda Loan, (i) upon the occurrence of an event of default under the loan documents, or (ii) one month prior to the anticipated repayment date, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Management. AmCap Properties, Inc is the property manager for the Mortgaged Property securing the AmCap — Union & Alameda Loan. Established in 1979, AmCap Properties, Inc., which is headquartered in Stamford, Connecticut, has developed a network of institutional and private commercial real estate developers and owners who rely on AmCap Properties, Inc. for third party leasing and management. AmCap Properties, Inc. currently has a leasing and/or management portfolio of nearly 4,000,000 square feet. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

PLAZA GARDENS SOUTH APARTMENTS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Overland Park, KS
Property Type	Multifamily
Size (Units)	250
Occupancy as of April 1, 2003	97.2%
Year Built	2002
Appraised Value	$26,200,000
Underwritten Occupancy	89.5%
Underwritten Revenues	$2,890,370
Underwritten Total Expenses	$844,204
Underwritten Net Operating Income (NOI)	$2,046,166
Underwritten Net Cash Flow (NCF)	$1,983,666

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$20,649,186
Percentage of Cut-Off Date Pool Balance	1.7%
Cut-Off Date Loan Balance Per Unit	$82,597
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.640%
Original Term/Amortization	120/360
Remaining Term/Amortization	113/353
Cut-Off Date LTV	78.8%
Maturity Date LTV	66.6%
Underwritten DSCR on NOI	1.42x
Underwritten DSCR on NCF	1.38x

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

-	The Loan. The Mortgage Loan (the “Plaza Gardens South Apartments Loan”) is secured by a first mortgage encumbering a 250-unit multifamily complex located in Overland Park, Kansas. The Plaza Gardens South Apartments Loan represents approximately 1.7% of the Cut-Off Date Pool Balance. The Plaza Gardens South Apartments Loan was originated on November 14, 2002 and has a principal balance as of the Cut-Off Date of $20,649,186.

The Plaza Gardens South Apartments Loan has a remaining term of 113 months and matures on December 1, 2012. The Plaza Gardens South Apartments Loan may be prepaid on or after November 1, 2012, and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is Plaza Gardens South of Overland Park, Inc., a special purpose entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the Plaza Gardens South Apartments Loan. The sponsor is Michael G. Schlup. Mr. Schlup has over 15 years experience in real estate development, construction and management having developed over 1,000 single family homes, townhomes and apartment units. In 1993, Mr. Schlup pleaded guilty to eight counts of conspiracy to commit fraud and filing false statements on loan and credit applications. At no time did Mr. Schlup file for bankruptcy protection, nor were any properties owned by Mr. Schlup subject to foreclosure or deed-in-lieu.

-	The Property. The Mortgaged Property is a 250-unit garden-style apartment complex consisting of 29 buildings situated on approximately 25.7 acres in Overland Park, Kansas, within the Kansas City, Kansas metropolitan statistical area and constructed in 2002. As of April 1, 2003, the occupancy rate for the Mortgaged Property securing the Plaza Gardens South Apartments Loan was approximately 97.2%. Amenities located at the Mortgaged Property include a large clubhouse, outdoor swimming pool and hot tub, a 20-seat theatre, workout facility, racquetball court, two tanning beds, steam room, a library with a computer with internet access, basketball courts, putting greens and playground areas. Unit amenities include patios/balconies, a brick fireplace, marble, ceramic, and vinyl floors, a full size washer and dryer, a Jacuzzi tub, a ceiling fan, a microwave, a dishwasher and disposal, a large stove, a central vacuum cleaning system and walk-in closets.

The following table presents information relating to the unit configuration at the Mortgaged Property:

			Approximate	% of Net
	No. of	Approximate	Net Rentable	Rentable	Asking
Unit Mix	Units	Unit Size (SF)	Area (SF)	Area	Rental Range

1-BR/1-BA	77	856	65,912	23.2%	$605-$1,150
2-BR/2-BA	135	1,170	157,950	55.7%	$600-$1,312
3-BR/2-BA	38	1,573	59,774	21.1%	$810-$1,575

Total/ Weighted Average	250	1,139	283,636	100.00%	$1,075/$0.94/SF

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the borrower deposited with mortgagee, at the closing of the Plaza Gardens South Apartments Loan, a sum of $900,000, to be released when certain earnout conditions are satisfied. These conditions include achieving a 90% physical occupancy and a 1.20x DSCR using an 8.0% constant for nine consecutive months. The loan is recourse to the Borrower until these reserve release conditions are achieved. If the earnout conditions are not satisfied on or before 30 months after the closing, the $900,000 will become a permanent debt service reserve. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Schlup Investments, Inc. is the property manager for the Mortgaged Property securing the Plaza Gardens South Apartments Loan. The property manager is affiliated with the sponsor.

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

2175 K STREET, N.W.

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Washington, DC
Property Type	Office
Size (SF)	100,837
Occupancy as of March 31, 2003	97.5%
Year Built	1980
Appraisal Value	$24,800,000
Underwritten Occupancy	92.5%
Underwritten Revenues	$3,189,042
Underwritten Total Expenses	$1,357,745
Underwritten Net Operating Income (NOI)	$1,831,297
Underwritten Net Cash Flow (NCF)	$1,692,589

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$18,250,000
Percentage of Cut-Off Date Pool Balance	1.5%
Cut-off Date Loan Balance Per SF	$181
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.960%
Original Term/Amortization	120/360
Remaining Term/Amortization	118/360
Cut-Off Date LTV	73.6%
Maturity Date LTV	66.5%
Underwritten DSCR on NOI	1.40x
Underwritten DSCR on NCF	1.29x

The following table presents information relating to major tenants at the Mortgaged Property:

	% of
	Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

U.S. Chemical Safety & Hazard Investigation Board	20.2%	19,116	19.0%	September 2010
The George Washington University	18.9%	17,962	17.8%	December 2005
Cameron McKenna LLP	12.9%	11,841	11.7%	October 2003
McCarthy, Sweeney & Harkaway	7.8%	7,380	7.3%	May 2010
The Medical Society of D.C.	7.7%	7,296	7.2%	October 2008
U.S. Hispanic Chamber of Commerce	5.4%	5,882	5.8%	April 2010

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

90 & 110 SOUTH BEDFORD ROAD

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Mount Kisco, NY
Property Type	Office
Size (SF)	120,211
Occupancy as of March 21, 2003	100.0%
Year Built/Year Renovated	1975/1996
Appraisal Value	$22,500,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$3,438,240
Underwritten Total Expenses	$1,386,213
Underwritten Net Operating Income (NOI)	$2,052,026
Underwritten Net Cash Flow (NCF)	$1,874,533

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$17,965,895
Percentage of Cut-Off Date Pool Balance	1.5%
Cut-off Date Loan Balance Per SF	$149
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.840%
Original Term/Amortization	120/360
Remaining Term/Amortization	118/358
Cut-Off Date LTV	79.9%
Maturity Date LTV	67.6%
Underwritten DSCR on NOI	1.61x
Underwritten DSCR on NCF	1.47x

The following table presents information relating to all four tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Mount Kisco Medical Group	81.9%	101,385	84.3%	April 2033
Merrill Lynch	9.8%	9,721	8.1%	November 2004
Northern Westchester Cardiac Rehabilitation	5.0%	5,605	4.7%	October 2005
The Therapy Center	3.4%	3,500	2.9%	June 2004

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

MARYLAND CORPORATE CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Lanham, MD
Property Type	Office
Size (SF)	223,521
Occupancy as of April 30, 2003	83.0%
Year Built	1984-1989
Appraised Value	$21,500,000
Underwritten Occupancy	82.6%
Underwritten Revenues	$3,637,368
Underwritten Total Expenses	$1,543,310
Underwritten Net Operating Income (NOI)	$2,094,058
Underwritten Net Cash Flow (NCF)	$1,779,640

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$17,120,000
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$77
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.725%
Original Term/Amortization	108/336
Remaining Term/Amortization	103/336
Cut-Off Date LTV	79.6%
Maturity Date LTV	68.6%
Underwritten DSCR on NOI	1.71x
Underwritten DSCR on NCF	1.45x

The following table presents information relating to major tenants at the Mortgaged Property:

	% of Gross	Net
	Potential	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Lockheed Martin	27.8%	50,098	22.4%	June 2009
QSS Group	9.1%	16,846	7.5%	May 2004
Jackson and Tull	8.1%	14,418	6.5%	July 2006
Nextlink Comm./ XO Comm.	6.3%	11,468	5.1%	October 2005
Booz, Allen & Hamilton	5.4%	9,134	4.1%	November 2003

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

VILLAGE ON THE HILL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Framingham, MA
Property Type	Multifamily
Size (Units)	184
Occupancy as of February 28, 2003.	97.3%
Year Built	1968
Appraised Value	$23,000,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,308,367
Underwritten Total Expenses	$740,560
Underwritten Net Operating Income(NOI)	$1,567,807
Underwritten Net Cash Flow (NCF)	$1,514,999

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$17,000,000
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per Unit	$92,391
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.470%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	118/360
Cut-Off Date LTV	73.9%
Maturity Date LTV	66.1%
Underwritten DSCR on NOI	1.36x
Underwritten DSCR on NCF	1.31x

     The following table presents information relating to the unit configuration at the Mortgaged Property:

	No. of	Approximate	Approximate Net	% of Net Rentable
Unit Mix	Units	Unit Size (SF)	Rentable Area (SF)	Area (SF)	Asking Rental Rates

Studio	2	500	1,000	0.6%	$900
1-BR/1-BA	88	720	63,360	41.0%	$1,085
2-BR/2-BA	92	980	90,160	58.3%	$1,245
3-BR/2-BA	1	1,510	—	0.0%	Employee Unit
4-BR/2-BA	1	1,960	—	0.0%	Employee Unit

Total/Weighted Average	184	859	154,520	100.0%	$1,163/$1.37/SF

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

ANTHEM VILLAGE

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Henderson, NV
Property Type	Retail-Anchored
Size (SF)	115,719
Occupancy as of January 13, 2003	93.0%
Year Built	2002
Appraised Value	$24,600,000
Underwritten Occupancy	89.8%
Underwritten Revenues	$2,287,452
Underwritten Total Expenses	$556,876
Underwritten Net Operating Income (NOI)	$1,730,576
Underwritten Net Cash Flow (NCF)	$1,665,650

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$16,904,637
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$146
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.420%
Original Term/ Amortization	108/360
Remaining Term/ Amortization	103/355
Cut-Off Date LTV	68.7%
Maturity Date LTV	59.0%
Underwritten DSCR on NOI	1.51x
Underwritten DSCR on NCF	1.45x

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross	Net
	Potential	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

The Vons Companies	37.6%	55,855	48.3%	November 2026
Longs Drugs Stores	13.1%	21,482	18.6%	February 2027
Blockbuster	5.0%	4,075	3.5%	December 2011
Doc Holiday’s	6.0%	4,039	3.5%	December 2011
Wells Fargo	4.6%	3,600	3.1%	January 2012

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

RIVIERA PLAZA

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Portland, OR
Property Type	Mixed Use Office/Retail
Size (SF)	158,820
Occupancy as of April 16, 2003	96.6%
Year Built/Year Renovated	1967/2000
Appraised Value	$22,000,000
Underwritten Occupancy	91.7%
Underwritten Revenues	$2,371,582
Underwritten Total Expenses	$629,953
Underwritten Net Operating Income (NOI)	$1,741,629
Underwritten Net Cash Flow (NCF)	$1,585,551

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$16,759,445
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$106
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.650%
Original Term/Amortization	108/360
Remaining Term/Amortization	103/355
Cut-Off Date LTV	76.2%
Maturity Date LTV	65.8%
Underwritten DSCR on NOI	1.49x
Underwritten DSCR on NCF	1.36x

The following table presents information relating to major tenants at the Mortgaged Property:

	% of Gross	Net Rentable	% of Net	Date of Lease
Tenant	Potential Rent	Area (SF)	Rentable Area	Expiration

Don Rasmussen Company	40.0%	92,168	58.0%	August 2016
Collins Pine Company	13.9%	13,975	8.8%	August 2010
Western Medical Consultants, Inc.	8.6%	9,324	5.9%	November 2008
Massachusetts Mutual Life Insurance Co.	5.1%	5,937	3.7%	January 2008
Todd Consulting Inc.	4.6%	5,362	3.4%	March 2007

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

GEORGETOWN PLAZA

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Washington, DC
Property Type	Office
Size (SF)	140,495
Occupancy as of April 25, 2003.	84.0%
Year Built/Year Renovated	1964/2001
Appraised Value	$21,500,000
Underwritten Occupancy	84.9%
Underwritten Revenues	$3,307,637
Underwritten Total Expenses	$1,507,917
Underwritten Net Operating Income (NOI)	$1,799,720
Underwritten Net Cash Flow (NCF)	$1,537,086

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$16,482,871
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$117
Number of Mortgage Loans	1
Type of Security	Leasehold
Mortgage Rate	5.780%
Original Term/Amortization	120/360
Remaining Term/Amortization	119/359
Cut-Off Date LTV	76.7%
Maturity Date LTV	64.7%
Underwritten DSCR on NOI	1.55x
Underwritten DSCR on NCF	1.33x

The following table presents information relating to major tenants at the Mortgaged Property:

	% of Gross
	Potential	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Georgetown University	35.8%	46,327	33.0%	July 2005
Theodore’s Furniture	6.2%	11,738	8.4%	July 2004
Bomstein Agency	5.9%	7,546	5.4%	November 2011
Lado Enterprises(1)	4.4%	7,530	5.4%	June 2013
Discovery Creek	3.6%	5,085	3.6%	April 2013

(1)	Based on Lado Enterprise’s downsizing of space effective July 1, 2003 and extension of the lease term.

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

COLLEGE GROVE SHOPPING CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	San Diego, CA
Property Type	Retail-Anchored
Size (SF)	193,912
Occupancy as of May 31, 2003	99.3%
Year Built/ Year Renovated	1960/1999
Appraised Value	$21,500,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,504,586
Underwritten Total Expenses	$967,970
Underwritten Net Operating Income (NOI)	$1,536,616
Underwritten Net Cash Flow (NCF)	$1,416,225

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$16,281,990
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-Off Date Loan Balance Per SF	$84
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.450%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	75.7%
Maturity Date LTV	63.2%
Underwritten DSCR on NOI	1.39x
Underwritten DSCR on NCF	1.28x

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Mervyns	2.5%	74,168	38.2%	January 2009
Longs Drugs	5.7%	25,241	13.0%	May 2009
Staples	23.9%	24,000	12.4%	February 2015
Big Lots	10.6%	20,000	10.3%	February 2005
Party City	13.6%	12,115	6.2%	April 2010
Bank of America	6.8%	7,000	3.6%	May 2012
Coco’s	0.7%	6,056	3.1%	June 2005
Washington Mutual	5.7%	6,000	3.1%	July 2005

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

SHOPPES OF PARKLAND

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Parkland, FL
Property Type	Retail-Anchored
Size (SF)	145,652
Occupancy as of March 31, 2003.	100.0%
Year Built	2000
Appraisal Value	$20,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,270,340
Underwritten Total Expenses	$727,220
Underwritten Net Operating Income (NOI)	$1,543,121
Underwritten Net Cash Flow (NCF)	$1,500,038

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	15,968,669
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-Off Date Loan Balance Per SF	$110
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.690%
Original Term/Amortization	120/360
Remaining Term/Amortization	118/358
Cut-Off Date LTV	79.5%
Maturity Date LTV	66.9%
Underwritten DSCR on NOI	1.39x
Underwritten DSCR on NCF	1.35x

    The following table presents information relating to the major tenants at the Mortgaged Property:

	% of
	Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

BJ’s Wholesale Club	55.8%	108,532	74.5%	January 2021
Oxford Academy	7.5%	6,800	4.7%	December 2011
Carlucci’s Gourmet Market	7.4%	6,400	4.4%	October 2012
Lucky Dragon	3.0%	2,400	1.6%	January 2011
Creative Image Salon	2.9%	2,400	1.6%	November 2005

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

LOWELL STREET

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Wilmington, MA
Property Type	Industrial
Size (SF)	206,187
Occupancy as of February 27, 2003	100.0%
Year Built/Year Renovated	1958/2002
Appraisal Value	$22,200,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$2,623,930
Underwritten Total Expenses	$736,265
Underwritten Net Operating Income (NOI)	$1,887,665
Underwritten Net Cash Flow (NCF)	$1,724,193

Mortgage Loan Information
Mortgage Loan Seller	Nomura
Cut-Off Date Balance	$15,403,980
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-off Date Loan Balance Per SF	$75
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	6.400%
Original Term/Amortization	120/360
Remaining Term/Amortization	113/353
Cut-Off Date LTV	69.4%
Maturity Date LTV	59.9%
Underwritten DSCR on NOI	1.62x
Underwritten DSCR on NCF	1.48x

The following table presents information relating to major tenants at the Mortgaged Property:

	% of Gross
	Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

ION Track Instruments	51.4%	84,994	41.2%	May 2009
Viasys Healthcare, Inc.	33.0%	83,842	40.7%	August 2012
Empirix (Teradyne)	15.6%	37,351	18.1%	October 2003

NOTES

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross- collateralized and cross-defaulted Mortgage Loans.

-	Significant Sponsor Concentrations.

% of
				Aggregate	% of	Cut-Off	Weighted			Weighted
	# of			Cut-Off	Cut-Off	Date	Average	Weighted		Average
	Loans/	Loan	Loan	Date	Date Pool	Group 1	Cut-Off	Average		Mortgage
Sponsor	Properties	Number	Group	Balance	Balance	Balance	Date LTV	DSCR		Rate

Glimcher Realty Trust	1/1	1	1	$69,922,221	5.8%	7.8%	63.5%	1.83	x	5.42%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Six (6) groups of Mortgage Loans, representing approximately 3.5% of the Cut-Off Date Pool Balance (1.3% of the Cut-Off Date Group 1 Balance and 10.0% of the Cut-Off Date Group 2 Balance) are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. Three (3) Mortgage Loans, representing 0.5% of the Cut-Off Date Pool Balance (1.9% of the Cut-Off Date Group 2 Pool Balance), have existing subordinated debt secured by the related Mortgaged Property, subject to the terms of a subordination and standstill agreement in favor of the lender. One (1) Mortgage Loan, representing approximately 1.2% of the Cut-Off Date Pool Balance (5.0% of the Cut-Off Date Group 2 Balance), provides that the borrower under certain circumstances may incur additional subordinated debt secured by the related Mortgaged Property, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. Two (2) Mortgage Loans, representing 1.9% of the Cut-Off Date Balance (2.5% of the Cut-Off Date Group 1 Balance), have existing unsecured debt incurred by the borrower other than in the ordinary course of business. Two (2) Mortgage Loans, representing approximately 2.0% of the Cut-Off Date Pool Balance (2.6% of the Cut-Off Date Group 1 Balance), provide that the borrower under certain circumstances may incur, without lender consent, additional unsecured indebtedness other than in the ordinary course of business. With respect to 1 Mortgage Loan, representing approximately 1.3% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Balance), the ownership interests of the direct or indirect owners of the related borrowers

This material is for your private information and none of Wachovia Securities, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc. or Nomura Securities International, Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

LEHMAN BROTHERS

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C5

have been pledged as security for mezzanine debt, subject to the terms of an intercreditor agreement entered into in favor of the lender. With respect to 16 Mortgage Loans, representing approximately 10.9% of the Cut-Off Date Pool Balance (14 Mortgage Loans or 10.7% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans or 11.3% of the Cut-Off Date Group 2 Balance), the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

-	Co-Lender Loans. Five (5) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the “Co-Lender Loans”) (identified as loan numbers 1, 19, 38, 139 and 148 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $99,223,532, representing 8.3% of the Cut-Off Date Pool Balance (10.7% of the Cut-Off Date Group 1 Balance and 1.0% of the Cut-Off Date Group 2 Balance). Each Co-Lender Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to terms of a separate intercreditor agreement. One of these Co-Lender Loans is part of a split loan structure in which the related companion loan is pari passu in right of entitlement to payment with the Mortgage Loan included in the trust fund. With respect to the other four Co-Lender Loans, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related Co-Lender Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan.

-	Environmental Considerations. With respect to 1 Mortgage Loan, representing approximately 0.3% of the Cut-Off Date Pool Balance (0.4% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain a secured creditor impaired property environmental insurance policy, with respect to the related Mortgaged Property. This policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” (S&P). The applicable premium to the secured creditor impaired property environmental insurance policy was paid in full at the time of the loan closing. With respect to 1 Mortgage Loan, representing approximately 1.3% of the Cut-Off Date Pool Balance (1.7% of the Cut-Off Date Group 1 Pool Balance), the related Borrower obtained a pollution legal liability select policy, with respect to the related Mortgaged Property.

NOTES

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WACHOVIA	Citigroup

LEHMAN BROTHERS